EXHIBIT 10.5



                           LOAN AND SECURITY AGREEMENT


                                     between


                                  ACCOM, INC.,
                             A Delaware Corporation


                                    Borrower


                                       and


                               THE PROVIDENT BANK,
                           An Ohio Banking Institution

                                     Lender


                     $2,000,000.00 REVOLVING LINE OF CREDIT


                            Dated: February 10, 2000
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                                TABLE OF CONTENTS

ARTICLE 1
DEFINITIONS....................................................................1
  Section 1.1.      Account Debtor.............................................1
  Section 1.2. Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments and Investment
                    Property...................................................1
  Section 1.3.      Affiliate. ................................................2
  Section 1.4.      Agreement. ................................................2
  Section 1.5.      Borrowing Base.............................................2
  Section 1.6.      Business Day. .............................................2
  Section 1.7.      Capital Adequacy Requirement. .............................2
  Section 1.8.      Capital Expenditures.......................................2
  Section 1.9.      Capital Lease. ............................................3
  Section 1.10.     Capital Lease Obligations. ................................3
  Section 1.11.     Closing. ..................................................3
  Section 1.12.     Code. .....................................................3
  Section 1.13.     Collateral. ...............................................3
  Section 1.14.     Collection Account. .......................................3
  Section 1.15.     Commercial Account. .......................................3
  Section 1.16.     Default. ..................................................3
  Section 1.17.     Dollar Cap. ...............................................4
  Section 1.18.     EBITDA.....................................................4
  Section 1.19.     Eligible Accounts. ........................................4
  Section 1.20.     Employee Benefit Plan. ....................................5
  Section 1.21.     Environmental Laws. .......................................5
  Section 1.22.     EPA Permit. ...............................................6
  Section 1.23.     ERISA. ....................................................6
  Section 1.24.     ERISA Affiliate. ..........................................6
  Section 1.25.     ERISA Liabilities. ........................................6
  Section 1.26.     Event Of Default. .........................................6
  Section 1.27.     Facilities. ...............................................6
  Section 1.28.     Fiscal Year. ..............................................6
  Section 1.29.     G.A.A.P. ..................................................6
  Section 1.30.     Guaranteed Pension Plan. ..................................6
  Section 1.31.     Indebtedness. .............................................7
  Section 1.32.     Insolvency Proceedings. ...................................7
  Section 1.33.     Interest Rate Protection Agreement. .......................7
  Section 1.34.     Interest Coverage Ratio....................................7
  Section 1.35.     Interest Expense...........................................7
  Section 1.36.     Inventory. ................................................7
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  Section 1.37.     Laws. .....................................................8
  Section 1.38.     Lender Expenses. ..........................................8
  Section 1.39.     Letters Of Credit. ........................................8
  Section 1.40.     Loan. .....................................................8
  Section 1.41.     Loan Documents. ...........................................8
  Section 1.42.     Lock Box. .................................................9
  Section 1.43.     Material Adverse Event. ...................................9
  Section 1.44.     Maximum Revolving Loan Amount. ............................9
  Section 1.45.     Multiemployer Plan. .......................................9
  Section 1.46.     Note. .....................................................9
  Section 1.47.     Obligations. ..............................................9
  Section 1.48.     Permitted Liens. .........................................10
  Section 1.49.     Person. ..................................................10
  Section 1.50.     Receivables. .............................................10
  Section 1.51.     Records. .................................................10
  Section 1.52.     Regulated Substance. .....................................10
  Section 1.53.     Release. .................................................10
  Section 1.54.     Restricted Payment. ......................................11
  Section 1.55.     Revolving Loan. ..........................................11
  Section 1.56.     Revolving Loan Note. .....................................11
  Section 1.57.     Solvent. .................................................11
  Section 1.58.     Subordinated Debt.........................................11
  Section 1.59.     Subsidiary. ..............................................11
  Section 1.60.     Tangible Net Worth........................................12
  Section 1.61.     Termination Event. .......................................12

ARTICLE 2
TERMS OF LOAN.................................................................12
  Section 2.1.      Agreement To Extend Revolving Loan........................12
    Section 2.1.1.    Conditions Precedent To Each Advance....................13
    Section 2.1.2.    Interest And Lender's Records...........................13
    Section 2.1.3.    Commitment Fee..........................................14
    Section 2.1.4.    Facility Fee............................................14
    Section 2.1.5.    Monitoring Fee. ........................................14
    Section 2.1.6.    Term....................................................14
    Section 2.1.7.    Purpose.................................................14
  Section 2.2.      Letters Of Credit.........................................14
    Section 2.2.1.    Issuance Of Letters Of Credit. .........................14
    Section 2.2.2.    Rights And Remedies Of The Lender. .....................15
    Section 2.2.3.    Indemnification. .......................................15
    Section 2.2.4.    Reimbursement Obligations. .............................15
    Section 2.2.5.    Fees, Charges And Other Terms. .........................16
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  Section 2.3.      Capital Adequacy. ........................................16
  Section 2.4.      Payments. ................................................16
  Section 2.5.      Advancements. ............................................16
  Section 2.6.      Termination. .............................................17

ARTICLE 3
SECURITY FOR THE OBLIGATIONS..................................................17
  Section 3.1.      Grant Of Security Interest. ..............................17
  Section 3.2.      Proceeds And Products. ...................................18
  Section 3.3.      Priority Of Security Interests. ..........................18
  Section 3.4.      Future Advances. .........................................18
  Section 3.5.      Receivable Collections. ..................................18
  Section 3.6.      Collection Of Receivables By Lender. .....................18
  Section 3.7.      Maintenance Of Principal Accounts.........................19
  Section 3.8.      Further Assurances. ......................................19
  Section 3.9.      Fair Labor Standards Act. ................................20

ARTICLE 4
REPRESENTATIONS AND WARRANTIES................................................20
  Section 4.1.      Accuracy Of Information. .................................20
  Section 4.2.      No Litigation. ...........................................20
  Section 4.3.      No Liability Or Adverse Change. ..........................20
  Section 4.4.      Title To Collateral. .....................................21
  Section 4.5.      Authority; Approvals And Consents.........................21
    Section 4.5.1.    Authority. .............................................21
    Section 4.5.2.    Approvals. .............................................21
    Section 4.5.3.    Consents. ..............................................21
  Section 4.6.      Binding Effect Of Documents, Etc. ........................21
  Section 4.7.      Other Names. .............................................22
  Section 4.8.      No Events Of Default. ....................................22
  Section 4.9.      Taxes. ...................................................22
  Section 4.10.     Compliance With Laws. ....................................22
  Section 4.11.     Chief Place Of Business. .................................22
  Section 4.12.     Location Of Inventory. ...................................22
  Section 4.13.     No Subsidiaries. .........................................22
  Section 4.14.     No Labor Agreements. .....................................22
  Section 4.15.     Eligible Accounts. .......................................23
  Section 4.16.     Approvals. ...............................................23
  Section 4.17.     Financial Statements. ....................................23
  Section 4.18.     Solvency. ................................................23
  Section 4.19.     Fair Labor Standards Act. ................................23
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  Section 4.20.     Employee Benefit Plans....................................23
    Section 4.20.1.   Compliance. ............................................23
    Section 4.20.2.   Absence Of Termination Event. ..........................23
    Section 4.20.3.   Actuarial Value. .......................................24
    Section 4.20.4.   No Withdrawal Liability. ...............................24
  Section 4.21.     Environmental Conditions..................................24
    Section 4.21.1.   Existence Of Permits. ..................................24
    Section 4.21.2.   Compliance With Permits. ...............................24
    Section 4.21.3.   No Litigation. .........................................24
    Section 4.21.4.   No Releases. ...........................................24
    Section 4.21.5.   Transportation. ........................................24
    Section 4.21.6.   No Violation Notices. ..................................25
    Section 4.21.7.   No Notice Of Violations. ...............................25

ARTICLE 5
AFFIRMATIVE COVENANTS.........................................................25
  Section 5.1.      Payment. .................................................25
  Section 5.2.      Insurance. ...............................................25
  Section 5.3.      Books And Records. .......................................25
  Section 5.4.      Collection Of Accounts; Sale Of Inventory. ...............26
  Section 5.5.      Notice Of Litigation And Proceedings. ....................26
  Section 5.6.      Payment Of Liabilities To Third Persons. .................26
  Section 5.7.      Notice Of Change Of Business Location.....................26
  Section 5.8.      Payment Of Taxes. ........................................26
  Section 5.9.      Inspections Of Records. ..................................27
  Section 5.10.     Notice Of Events Affecting Collateral; Compromise Of
                    Receivables; Returned Or Repossessed Goods. ..............27
  Section 5.11.     Documentation Of Collateral. .............................27
  Section 5.12.     Reporting Requirements. ..................................28
    Section 5.12.1.   Receivables And Accounts Payable Reports. ..............28
    Section 5.12.2.   Borrowing Base Report. .................................28
    Section 5.12.3.   Quarterly Financial Statements. ........................28
    Section 5.12.4.   Monthly Financial Statements. ..........................28
    Section 5.12.5.   Annual Financial Statements. ...........................28
    Section 5.12.6.   SEC And Other Filings...................................29
    Section 5.12.7.   Management Letters. ....................................29
    Section 5.12.8.   Certificates Of No Default. ............................29
    Section 5.12.9.   Reports To Other Creditors. ............................29
    Section 5.12.10.  Management Changes. ....................................30
    Section 5.12.11.  General Information.....................................30
  Section 5.13.     Employee Benefit Plans And Guaranteed Pension Plans. .....30
  Section 5.14.     Maintenance Of Fixed Assets. .............................30
  Section 5.15.     Consignments. ............................................30
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  Section 5.16.     Federal Assignment Of Claims Act. ........................31
  Section 5.17.     Compliance With Laws. ....................................31
  Section 5.18.     Tangible Net Worth........................................32
  Section 5.19.     EBITDA....................................................32
  Section 5.20.     Interest Coverage Ratio...................................32

ARTICLE 6
NEGATIVE COVENANTS............................................................32
  Section 6.1.      No Change Of Name, Merger, Etc. ..........................32
  Section 6.2.      No Sale Or Transfer Of Assets. ...........................33
  Section 6.3.      No Encumbrance Of Assets. ................................33
  Section 6.4.      No Indebtedness. .........................................33
  Section 6.5.      Restricted Payments. .....................................33
  Section 6.6.      Transactions With Affiliates. ............................33
  Section 6.7.      Loans, Investments And Sale-Leasebacks. ..................33
  Section 6.8.      No Acquisition Of Equity In Or Assets Of Third Persons. ..33
  Section 6.9.      No Assignment. ...........................................33
  Section 6.10.     No Alteration Of Structure Or Operations..................33
  Section 6.11.     Unpermitted Uses Of Loan Proceeds. .......................33
  Section 6.12.     Long Term Contracts. .....................................34
  Section 6.13.     Changes In Fiscal Year. ..................................34
  Section 6.14.     Limitation On Issuance Of Equity Interests. ..............34
  Section 6.15.     Capital Expenditures......................................34

ARTICLE 7
EVENTS OF DEFAULT.............................................................34
  Section 7.1.      Failure To Pay. ..........................................34
  Section 7.2.      Violation Of Covenants. ..................................34
  Section 7.3.      Representation Or Warranty. ..............................35
  Section 7.4.      Default Under Loan Documents. ............................35
  Section 7.5.      Cross-Default. ...........................................35
  Section 7.6.      Judgments.................................................35
  Section 7.7.      Levy By Judgment Creditor. ...............................35
  Section 7.8.      Failure To Pay Liabilities................................35
  Section 7.9.      Involuntary Insolvency Proceedings. ......................35
  Section 7.10.     Voluntary Insolvency Proceedings. ........................35
  Section 7.11.     Material Adverse Event. ..................................35
  Section 7.12.     ERISA. ...................................................35
  Section 7.13.     Transfer Of Equity Interests. ............................36
  Section 7.14.     Indictment Of Borrower. ..................................36
  Section 7.15.     Injunction. ..............................................36
  Section 7.16.     Notice And Cure Rights. ..................................36
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ARTICLE 8
RIGHTS AND REMEDIES ON THE OCCURRENCEOF AN EVENT OF DEFAULT...................36
   Section 8.1.     Lender's Specific Rights And Remedies. ...................36
   Section 8.2.     Automatic Acceleration. ..................................37
   Section 8.3.     Sale Of Collateral. ......................................37
   Section 8.4.     Letters Of Credit. .......................................38
   Section 8.5.     Remedies Cumulative. .....................................38

ARTICLE 9
GENERAL CONDITIONS AND TERMS..................................................38
  Section 9.1.      Obligations Are Unconditional. ...........................38
  Section 9.2.      Indemnity. ...............................................38
  Section 9.3.      Lender Expenses. .........................................39
  Section 9.4.      Authorization To Obtain Financial Information. ...........39
  Section 9.5.      Incorporation; Construction Of Inconsistent Provisions. ..39
  Section 9.6.      Waivers. .................................................39
  Section 9.7.      Continuing Obligation Of Borrower. .......................39
  Section 9.8.      Choice Of Law. ...........................................39
  Section 9.9.      Submission To Jurisdiction; Venue; Actions Against Lender.39
    Section 9.9.1.    Jurisdiction. ..........................................40
    Section 9.9.2.    Venue.   40
    Section 9.9.3.    Waiver Of Objections To Venue. .........................40
  Section 9.10.     Notices. .................................................40
  Section 9.11.     Participations. ..........................................41
  Section 9.12.     Miscellaneous Provisions. ................................41
  Section 9.13.     Waiver Of Trial By Jury. .................................42

Schedules
---------

Schedule 1.48       Permitted Liens
Schedule 4.2        Pending Litigation
Schedule 4.7        Other Names
Schedule 4.11       Chief Place Of Business
Schedule 4.12       Location Of Inventory
Schedule 4.13       No Subsidiaries
Schedule 4.17       Liabilities And Obligations Not Disclosed In Financial
                      Statements
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                           LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT is dated as of February 10, 2000 by and between ACCOM, INC., a Delaware corporation ("BORROWER") and THE PROVIDENT BANK, an Ohio chartered banking institution ("LENDER").

                                    RECITALS

         The BORROWER has requested that the LENDER extend various credit accommodations to the BORROWER. The LENDER is willing to provide the requested credit accommodations upon the terms and conditions of this Loan And Security Agreement, and upon the granting by the BORROWER to the LENDER of the security interests, liens, and other assurances of payment provided for in this Loan And Security Agreement.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         As used in this Loan And Security Agreement, the terms set forth in this Article 1 have the meanings set forth below, unless the specific context of this Loan And Security Agreement clearly requires a different meaning. Terms defined in this Article 1 or elsewhere in this Loan And Security Agreement are in all capital letters throughout this Loan And Security Agreement. The singular use of any defined term includes the plural and the plural use includes the singular.

         Section 1.1. Account Debtor. The term "ACCOUNT DEBTOR" means collectively each PERSON: (a) to or for whom the BORROWER has provided or has agreed to provide any goods or services; or (b) which owes the BORROWER any sum of money as a result of goods sold or services provided by the BORROWER; or (c) which is the maker or endorser on any INSTRUMENT payable to the BORROWER or otherwise owes the BORROWER any sum of money on account of any loan or other payment obligation. With respect to each RECEIVABLE which is payable by any governmental authority, "ACCOUNT DEBTOR" includes, without limitation, the agency, instrumentality or official which has the duty of remitting or causing the remittance of the amounts owing on such ACCOUNT or other RECEIVABLE.

         Section 1.2. Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments and Investment Property. The terms "ACCOUNTS," "CHATTEL PAPER," "DOCUMENTS," "EQUIPMENT," "GENERAL INTANGIBLES," "GOODS," "INSTRUMENTS," and "INVESTMENT PROPERTY" shall have the same respective meanings as are given to those terms in the Uniform Commercial Code-Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended. The term "FIXTURES" shall have the meaning provided by the common law of the state in which the fixtures are located.

         Section 1.3.  Affiliate.  The term "AFFILIATE"  means  collectively any
PERSON: (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with the BORROWER, including, without limitation, the officers, managers and directors of the BORROWER; (b) that directly or beneficially owns or holds ten percent (10%) or more of any equity interests in the BORROWER; or (c) ten percent (10%) or more of whose equity interests are owned directly or controlled by the BORROWER. As used herein, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct the management or policies of a PERSON, whether through ownership of equity interests, by contract or otherwise.

         Section 1.4. Agreement. The term "AGREEMENT" means this Loan And Security Agreement, as amended, extended, or modified from time to time by the parties hereto, as well as all schedules, exhibits and attachments hereto.

         Section 1.5. Borrowing Base. The term "BORROWING BASE" means an amount equal to: (a) eighty percent (80%) of the face amount (less maximum discounts, credits and allowances which may be taken by or are granted to ACCOUNT DEBTORS in connection therewith) of billed ELIGIBLE ACCOUNTS; minus (b) the aggregate stated amount of all outstanding LETTERS OF CREDIT and unsatisfied reimbursement obligations of the BORROWER arising out of LETTERS OF CREDIT and such reserves as the LENDER deems appropriate from time to time, including without limitation, reserves determined by the LENDER to be appropriate with respect to bankers' acceptances, GUARANTY INDEBTEDNESS, INTEREST RATE PROTECTION AGREEMENTS, and other obligations of the BORROWER.

         Section 1.6. Business Day. The term "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day on which commercial banking institutions in the State of Maryland are required to be closed.

         Section 1.7. Capital Adequacy Requirement. The term "CAPITAL ADEQUACY REQUIREMENT" means any LAW imposing any capital adequacy requirement or any other similar requirement (including but not limited to the capital adequacy regulations contained in Parts 3, 208 and 225 of Title 12 of the Code of Federal Regulations, as amended), any change in such LAWS or in the interpretation or application thereof, and any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or government authority.

         Section 1.8. Capital Expenditures. The term "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for CAPITAL LEASE OBLIGATIONS) by the BORROWER during such period that are required by G.A.A.P. to be included in or reflected by the property, plant, equipment or similar capital asset accounts in the consolidated balance sheet of the BORROWER.

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         Section 1.9. Capital Lease. The term "CAPITAL LEASE" means a lease with respect to which the lessee's obligations thereunder should, in accordance with G.A.A.P., be capitalized and reflected as a liability on the balance sheet of the lessee.

         Section 1.10. Capital Lease Obligations. The term "CAPITAL LEASE OBLIGATIONS" means any indebtedness incurred as a lessee pursuant to a CAPITAL LEASE.

         Section 1.11. Closing. The term "CLOSING" means the execution and delivery of this AGREEMENT, the NOTES, and various other LOAN DOCUMENTS. The date of CLOSING is the date written above as the date of this AGREEMENT.

         Section 1.12. Code. The term "CODE" means the Internal Revenue Code of 1986, as amended, and all Treasury regulations, revenue rulings, revenue procedures or announcements issued thereunder.

         Section 1.13. Collateral. The term "COLLATERAL" means all of the tangible and intangible assets of the BORROWER, wherever located, whether now owned or hereafter acquired by the BORROWER, together with all substitutions therefor, and all replacements and renewals thereof, and all accessions, additions, replacement parts, manuals, warranties and packaging relating thereto, including but not limited to the following tangible and intangible assets and property rights of the BORROWER: (a) ACCOUNTS; (b) CHATTEL PAPER; (c) DOCUMENTS; (d) EQUIPMENT; (e) FIXTURES; (f) GENERAL INTANGIBLES; (g) GOODS; (h) INSTRUMENTS; (i) INVENTORY, including returned, rejected, or repossessed INVENTORY and rights of reclamation and stoppage in transit with respect to INVENTORY; (j) INVESTMENT PROPERTY; (k) RECEIVABLES; (l) deposit accounts; (m) letter of credit rights; (n) copyrights, trademarks, patents, and all pending applications thereof; and (o) all RECORDS relating to or pertaining to any of the above listed COLLATERAL.

         Section 1.14. Collection Account. The term "COLLECTION ACCOUNT" means a bank account designated by the LENDER from which the LENDER alone has power of access and withdrawal.

         Section 1.15. Commercial Account. The term "COMMERCIAL ACCOUNT" means the commercial checking account to be established and maintained by the BORROWER with the LENDER and which may be utilized as the means of advancing funds under the LOAN.

         Section 1.16. Default. The term "DEFAULT" means any event, occurrence or omission which, with the giving of notice, the passage of time, or both, would constitute an EVENT OF DEFAULT.

         Section 1.17. Dollar Cap. The term "DOLLAR CAP" shall mean the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00); provided that the DOLLAR CAP shall increase from One Million Five Hundred Thousand Dollars

($1,500,000.00) to Two Million Dollars  ($2,000,000.00) after March 31, 2000, if the BORROWER'S financial statements for the quarter ending March 31, 2000 submitted pursuant to Section 5.12 demonstrates that the BORROWER'S EBITDA for the quarter ending March 31, 2000 was not less than One Hundred Thousand Dollars ($100,000.00). The DOLLAR CAP shall not increase until such time after March 31, 000 as the LENDER has received the quarterly financial statements of the BORROWER, together with any supporting statements and information, as required by the LENDER to verify that the BORROWER'S EBITDA for the quarter ending March 31, 2000 has not been less than One Hundred Thousand Dollars ($100,000.00), and the LENDER has confirmed in writing that the condition to the increase in the DOLLAR CAP has been satisfied.

         Section 1.18. EBITDA. The term "EBITDA" means, with respect to any period of determination, the earnings of the referenced PERSON for such period of determination before interest, taxes, depreciation, and amortization, and without regard to gains or losses arising from asset sales not in the ordinary course of business (including, without limitation, the sale of the virtual production line in January, 2000), all as determined in accordance with G.A.A.P.

         Section 1.19. Eligible Accounts. The term "ELIGIBLE ACCOUNTS" means those ACCOUNTS which are acceptable to the LENDER. The criteria for eligibility may be fixed and revised from time to time by the LENDER in its discretion. An ACCOUNT in no event shall be deemed eligible unless: (a) the ACCOUNT arises from goods sold or leased or from services performed in the ordinary course of business of the BORROWER; (b) the delivery of the goods or the performance of the services has been completed; (c) no return, rejection, or repossession has occurred; (d) the goods delivered or the services performed have been finally and unconditionally accepted by the ACCOUNT DEBTOR without dispute, objection, complaint, offset, defense, counterclaim, adjustment or allowance; (e) the ACCOUNT DEBTOR'S obligation to pay the ACCOUNT is not subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval (except with respect to ACCOUNTS in connection with which ACCOUNT DEBTORS are entitled to return INVENTORY solely on the basis of the quality of such INVENTORY) or consignment basis; (f) no more than ninety (90) days have elapsed from the billing or invoice date and no more than sixty (60) days have elapsed from the due date unless such ACCOUNT has the benefit of credit insurance and is owed by an ACCOUNT DEBTOR located outside of the United States of America, in which case the ACCOUNT shall not be more than one hundred fifty (150) days due from the date of invoice; (g) no prior, contemporaneous, or subsequent assignment, claim, lien, or security interest, other than that of the LENDER, applies to the ACCOUNT; (h) no bankruptcy or insolvency proceedings or payment moratoriums of any kind apply to the ACCOUNT;
(i) the ACCOUNT DEBTOR is not, in the LENDER'S sole opinion, unlikely to pay because of death, incompetency, disappearance, potential bankruptcy, insolvency, damage to or disposition of the goods, default, or any other reason whatsoever;
(j) the LENDER has not, by notice to the BORROWER, in the LENDER'S sole discretion, deemed the ACCOUNT unsatisfactory for any reason; (k) no bonding company or surety asserts or has the ability to assert any claim based upon the legal doctrine of equitable subrogation, or under any other right to claim a lien into or right to payment of the ACCOUNT; (l) the ACCOUNT does not arise from or pertain to any transaction with any AFFILIATE; (m) the ACCOUNT is not payable from any ACCOUNT DEBTOR located outside of the geographic boundaries of the United States of America (unless or to the extent such ACCOUNT is secured by a letter of credit or credit insurance acceptable to the LENDER); (n) the BORROWER is legally empowered to collect the ACCOUNT against the ACCOUNT DEBTOR in the jurisdiction in which the ACCOUNT DEBTOR is located; (o) the ACCOUNT is not payable by an ACCOUNT DEBTOR with respect to which more than twenty-five percent (25%) of the dollar amount of that ACCOUNT DEBTOR'S RECEIVABLES to the BORROWER fail to comply with Subsection 1.19.(f) above; (p) the ACCOUNT does not arise from any contract or agreement with any federal, state, local or foreign government unless such governmental authority is the United States of America or an agency or representative thereof and the LENDER has obtained full compliance to its complete satisfaction with all provisions necessary to protect the LENDER'S interests under The Assignment of Claims Act of 1940, as amended, and all regulations promulgated thereunder, and all other applicable federal procurement laws and regulations; and (q) the LENDER has a perfected first priority security interest therein. An ACCOUNT which otherwise satisfies the LENDER'S criteria for eligibility shall also be subject to the following eligibility limitations: (i) if the ACCOUNT is payable by an ACCOUNT DEBTOR to whom the BORROWER owes money, only the portion of the ACCOUNT in excess of the amount owed by the BORROWER to the ACCOUNT DEBTOR may be eligible; (ii) if the ACCOUNT is due from an ACCOUNT DEBTOR whose ACCOUNTS in the aggregate constitute in excess of ten percent (10%) of all of the ACCOUNTS of the BORROWER, only the portion of the aggregate amount of the ACCOUNTS from that ACCOUNT DEBTOR which does not exceed ten percent (10%) of all of the ACCOUNTS of the BORROWER may be eligible; and (iii) to the extent the ACCOUNT includes a separately billed finance charges, such finance charges are not eligible.

         Section 1.20. Employee Benefit Plan. The term "EMPLOYEE BENEFIT PLAN" means an "employee benefit plan" as defined in Section 3(3) of ERISA.

         Section 1.21. Environmental Laws. The term "ENVIRONMENTAL LAWS" means individually or collectively any local, state or federal LAW, statute, rule, regulation, order, ordinance, common law, permit or license term or condition, or state superlien or environmental clean-up or disclosure statutes pertaining to the environment or to environmental contamination, regulation, management, control, treatment, storage, disposal, containment, removal, clean-up, reporting, or disclosure, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended (including, but not limited to, the Superfund Amendments and Reauthorization Act); the Resource Conservation and Recovery Act, as now or hereafter amended (including, but not limited to, the Hazardous and Solid Waste Amendments of 1984); the Toxic Substances Control Act, as now or hereafter amended; the Clean Water Act, as now or hereafter amended; the Safe Drinking Water Act, as now or hereafter amended; or the Clean Air Act, as now or hereafter amended.

         Section 1.22. EPA Permit. The term "EPA PERMIT" has the meaning given that term in Section 4.21 of this AGREEMENT.

         Section 1.23. ERISA. The term "ERISA" means the Employee Retirement Income Security Act of 1974 and regulations issued thereunder, as amended from time to time and any successor statute.

         Section 1.24. ERISA Affiliate. The term "ERISA AFFILIATE" means, in relation to any PERSON, any trade or business (whether or not incorporated) which is a member of a group of which that PERSON is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the CODE.

         Section 1.25. ERISA Liabilities. The term "ERISA LIABILITIES" means the aggregate of all unfunded vested benefits under any employee pension benefit plan, within the meaning of Section 3(2) of ERISA, of the BORROWER or any ERISA AFFILIATE of the BORROWER under any plan covered by ERISA that is not a MULTIEMPLOYER PLAN and all potential withdrawal liabilities of the BORROWER or any ERISA AFFILIATE under all MULTIEMPLOYER PLANS.

         Section 1.26. Event Of Default. The term "EVENT OF DEFAULT" means any of the events set forth in Article 7 of this AGREEMENT, provided that any requirement for the giving of notice, the lapse of time, or both, or any other expressly stated condition, has been satisfied.

         Section 1.27. Facilities. The term "FACILITIES" means all real property and the improvements thereon used or occupied or leased by the BORROWER or otherwise used at any time by the BORROWER in the operation of its business or for the manufacture, storage, or location of any of the COLLATERAL.

         Section 1.28. Fiscal Year. The term "FISCAL YEAR" means the fiscal year of the BORROWER which is the twelve (12) month accounting period commencing January 1 and ending December 31 of each calendar year.

         Section 1.29. G.A.A.P. The term "G.A.A.P." means, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants consistently applied and maintained throughout the periods indicated.

         Section 1.30. Guaranteed Pension Plan. The term "GUARANTEED PENSION PLAN" means any pension plan maintained by the BORROWER or an ERISA AFFILIATE of the BORROWER, or to which the BORROWER or an ERISA AFFILIATE contributes, some or all of the benefits under which are guaranteed by the United States Pension Benefit Guaranty Corporation.

         Section 1.31. Indebtedness. The term "INDEBTEDNESS" means, as to any referenced PERSON (determined without duplication): (a) indebtedness of such PERSON for borrowed money (whether by loan or the issuance and sale of debt securities), or for the deferred purchase or acquisition price of property or services (other than accounts payable incurred in the ordinary course of business); (b) obligations of such PERSON in respect of letters of credit or similar instruments issued or accepted by financial institutions for the account

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
of such PERSON (whether or not such obligations are contingent); (c) CAPITAL LEASE OBLIGATIONS of such PERSON; (d) obligations of such PERSON to redeem or otherwise retire equity interests in such PERSON; and (e) indebtedness of others of the type described in clause (a), (b), (c) or (d) above secured by a lien on any of the property of such PERSON, whether or not the respective obligation so secured has been assumed by such PERSON.

         Section 1.32. Insolvency Proceedings. The term "INSOLVENCY PROCEEDINGS" means, with respect to any referenced PERSON, any case or proceeding commenced by or against such PERSON, under any provision of the United States Bankruptcy Code, as amended, or under any other federal or state bankruptcy or insolvency law, or any assignments for the benefit of creditors, formal or informal moratoriums, receiverships, compositions or extensions with some or all creditors with respect to any indebtedness of such PERSON.

         Section 1.33. Interest Rate Protection Agreement. The term "INTEREST RATE PROTECTION AGREEMENT" means, with respect to any referenced PERSON, an interest rate swap, hedge, cap or collar agreement or similar arrangement between such PERSON and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

         Section 1.34. Interest Coverage Ratio. The term "INTEREST COVERAGE RATIO" means the ratio of EBITDA to INTEREST EXPENSE.

         Section 1.35. Interest Expense. The term "INTEREST EXPENSE" means, as of any determination date, all interest paid or accrued by the BORROWER and its SUBSIDIARIES on any INDEBTEDNESS during the fiscal year of the BORROWER through the fiscal quarter ending on such date.

         Section 1.36. Inventory. The term "INVENTORY" shall have the same meaning as provided to such term in the Uniform Commercial Code - Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended, together with all of the BORROWER'S goods, merchandise, materials, raw materials, goods in process, finished goods, work in progress, bindings or component materials, packaging and shipping materials and other tangible or intangible personal property, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or which contribute to the finished products or the sale, promotion, storage and shipment thereof, whether located at facilities owned or leased by the BORROWER, in the course of transport to or from ACCOUNT DEBTORS, used for demonstration, placed on consignment, or held at storage locations.

         Section 1.37. Laws. The term "LAWS" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

         Section 1.38. Lender Expenses. The term "LENDER EXPENSES" means the out-of-pocket expenses or costs incurred by the LENDER arising out of, pertaining to, or in any way connected with this AGREEMENT, any of the other LOAN DOCUMENTS or the OBLIGATIONS, or any documents executed in connection herewith or transactions hereunder. The term "LENDER EXPENSES" shall include, without limitation: (a) the costs or expenses required to be paid by the BORROWER pursuant to this AGREEMENT or any of the LOAN DOCUMENTS; (b) taxes and insurance premiums advanced or otherwise paid by the LENDER in connection with the COLLATERAL or on behalf of the BORROWER; (c) filing, recording, title insurance, environmental and consulting fees, audit fees, search fees and other expenses paid or incurred by the LENDER in connection with the LENDER'S transactions with the BORROWER; (d) costs and expenses incurred by the LENDER in the collection of the ACCOUNTS (with or without the institution of legal action), or to enforce any provision of this AGREEMENT, or in gaining possession of, maintaining, handling, evaluating, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the COLLATERAL or any other property of the BORROWER whether or not a sale is consummated; (e) costs and expenses of litigation incurred by the LENDER, or any participant of the LENDER in any of the OBLIGATIONS, in enforcing or defending this AGREEMENT or any portion hereof or in collecting any of the OBLIGATIONS; (f) reasonable attorneys' fees and expenses incurred by the LENDER in obtaining advice or the services of its attorneys with respect to the structuring, drafting, negotiating, reviewing, amending, terminating, enforcing or defending of this AGREEMENT, or any portion hereof or any agreement or matter related hereto, whether or not litigation is instituted; (g) reasonable travel expenses related to any of the foregoing; and (h) audit and examination fees and expenses in the amount of Seven Hundred Fifty Dollars ($750.00) per person per day, plus reasonable out-of-pocket expenses for travel, hotel costs, and meals.

         Section 1.39. Letters Of Credit. The term "LETTERS OF CREDIT" means collectively letters of credit issued from time to time by the LENDER for the account or benefit of the BORROWER.

         Section 1.40. Loan. The term "LOAN" means the REVOLVING LOAN.

         Section 1.41. Loan Documents. The term "LOAN DOCUMENTS" means all agreements, instruments and documents, including without limitation each document listed as a "Loan Document" on a Closing Index of even date herewith, together with all other loan agreements (including without limitation this
AGREEMENT), notes (including without limitation the NOTE), guarantees, subordination agreements, intercreditor agreements, pledges, affidavits, powers of attorney, consents, assignments, landlord and mortgage waivers, opinions, collateral assignments, reimbursement agreements, contracts, notices, leases, financing statements, mortgages, deeds of trusts, assignments of rents or contract proceeds, intellectual property security agreements, pledges, letter of credit applications, INTEREST RATE PROTECTION AGREEMENTS, and all other written matter, whether heretofore, now or hereafter executed by or on behalf of the BORROWER, any of the GUARANTORS, or by any other PERSON in connection with any of the OBLIGATIONS.

         Section 1.42. Lock Box. The term "LOCK BOX" has the meaning given that term in Section 3.5 of this AGREEMENT.

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
         Section 1.43. Material Adverse Event. The term "MATERIAL ADVERSE EVENT" means the occurrence of any event, condition, or omission which the LENDER in the good faith reasonable exercise of the LENDER'S discretion determines could be expected to have a material adverse effect upon: (a) the condition (financial or otherwise), results of operations, properties, assets, liabilities (including, without limitation, tax liabilities, liabilities under ENVIRONMENTAL LAWS, and ERISA LIABILITIES), businesses, operations, capitalization, equity, licenses, franchises or prospects of the BORROWER; (b) the ability of the BORROWER to perform any of the OBLIGATIONS when and as required by the terms of the LOAN DOCUMENTS; (c) the rights and remedies of the LENDER as provided by the LOAN DOCUMENTS; or (d) the value, condition, use, or availability of any of the COLLATERAL or upon any of the LENDER'S liens and security interests securing the OBLIGATIONS.

         Section 1.44. Maximum Revolving Loan Amount. The term "MAXIMUM REVOLVING LOAN AMOUNT" means the lesser of the BORROWING BASE or the DOLLAR CAP.

         Section 1.45. Multiemployer Plan. The term "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the BORROWER, or any ERISA AFFILIATE of the BORROWER.

         Section 1.46. Note. The term "NOTE" means the REVOLVING LOAN NOTE.

         Section 1.47. Obligations. The term "OBLIGATIONS" means collectively all of the obligations of the BORROWER to pay to the LENDER: (a) sums due to the LENDER arising out of or in connection with the LOAN or otherwise pursuant to the terms of the LOAN DOCUMENTS; (b) indemnification obligations owed by the BORROWER to the LENDER in accordance with the terms of the LOAN DOCUMENTS; (c) LENDER EXPENSES; (d) overdrafts of the BORROWER upon any accounts with the LENDER; (e) payments, duties or obligations owed to the LENDER arising from or with respect to INTEREST RATE PROTECTION AGREEMENTS, foreign exchange facilities or currency transactions, existing or arising from time to time; (f) any sums owed to the LENDER arising out of or relating to any LETTERS OF CREDIT including, without limitation, all reimbursement and indemnification obligations, and obligations to pay fees; (g) all other indebtedness or liability of the BORROWER to the LENDER, whether direct or indirect, joint or several, absolute or contingent, contemplated or not presently contemplated, now existing or hereafter arising; and (h) any indebtedness or liability which may exist or arise as a result of any payment made by or for the benefit of the BORROWER being avoided or set aside for any reason including, without limitation, any payment being avoided as a preference under Sections 547 and 550 of the United States Bankruptcy Code, as amended, or under any state law governing insolvency or creditors' rights.

         Section 1.48. Permitted Liens. The term "PERMITTED LIENS" means: (a) liens for taxes, assessments, or similar charges incurred in the ordinary course of business that are not yet due and payable; (b) liens in favor of the LENDER;
(c) any existing liens specifically described on Schedule 1.48 hereof; (d) any lien on specifically allocated money or securities to secure payments under workmen's compensation, unemployment insurance, social security and other similar LAWS, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (e) purchase money security interests for EQUIPMENT not to exceed in aggregate amount outstanding at any one time the sum of Fifty Thousand Dollars ($50,000.00), provided that such purchase money security interests do not attach to any assets other than the specific item(s) of EQUIPMENT acquired with the proceeds of the loan secured by such purchase money security interests; and (f) subsequently arising liens which are expressly approved in advance of the creation of any such liens by the LENDER in writing.

         Section 1.49. Person. The term "PERSON" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court, government or political subdivision or agency thereof, or other legal entity.

         Section 1.50. Receivables. The term "RECEIVABLES" means all of the ACCOUNTS, INSTRUMENTS, DOCUMENTS, GENERAL INTANGIBLES, CHATTEL PAPER, notes, notes receivable, drafts, acceptances, and choses in action, of the BORROWER, now existing or hereafter created or acquired, and all proceeds and products thereof, and all rights thereto, arising from the sale or lease of or the providing of INVENTORY, GOODS, or services by the BORROWER to ACCOUNT DEBTORS, as well as all other rights, contingent or non-contingent, of any kind of the BORROWER to receive payment, benefit, or credit from any PERSON.

         Section 1.51. Records. The term "RECORDS" means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

         Section 1.52. Regulated Substance. The term "REGULATED SUBSTANCE" means any substance which, pursuant to any ENVIRONMENTAL LAW, is identified as a hazardous substance (or other term having similar import) or is otherwise subject to special requirements in connection with the use, storage, transportation, disposition or other handling thereof.

         Section 1.53. Release. The term "RELEASE" means a "release" as defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended.

         Section 1.54. Restricted Payment. The term "RESTRICTED PAYMENT" means collectively: (a) any dividend or other payment or distribution, direct or indirect, on account of any equity interest in the BORROWER now or hereafter outstanding, except a dividend or distribution payable solely in the same class or type of equity interest to the holders of that class or type; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, by the BORROWER of any equity interest in the BORROWER now or hereafter outstanding; (c) any payment made by the BORROWER to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests in the BORROWER now or hereafter outstanding; or (d) any payment by the BORROWER of any

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
management, consulting or similar fees which are not salary payments in amounts comparable to sums paid in the marketplace for similar services to unrelated employees for services actually performed.

         Section 1.55. Revolving Loan. The term "REVOLVING LOAN" means the revolving credit facility extended by the LENDER to the BORROWER in accordance with the terms set forth in this AGREEMENT.

         Section 1.56. Revolving Loan Note. The term "REVOLVING LOAN NOTE" means, the Revolving Loan Promissory Note of even date herewith from the BORROWER as maker thereof which is payable to the order of the LENDER in the stated principal amount of Two Million Dollars ($2,000,000.00).

         Section 1.57. Solvent. The term "SOLVENT" means, as to any referenced PERSON, that as of the date of determination both: (a) (i) the then fair saleable value of the property of such PERSON is greater than the total amount of liabilities (including contingent liabilities) of such PERSON and is not less than the amount that will be required to pay the probable liabilities on such PERSON'S then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such PERSON; (ii) such PERSON'S capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such PERSON does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and
(b) such PERSON is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         Section 1.58. Subordinated Debt. The term "SUBORDINATED DEBT" means the BORROWER'S INDEBTEDNESS which has been subordinated to the OBLIGATIONS pursuant to a written agreement which has either been executed by the LENDER or approved by the LENDER in writing.

         Section 1.59. Subsidiary. The term "SUBSIDIARY" means, with respect to any PERSON, any other PERSON of which securities or other ownership interests representing an aggregate of fifty percent (50%) of more of the equity or the ordinary voting power are, at the time as of which any determination is being made, owned or controlled directly, or indirectly through one or more intermediaries, by such PERSON.

         Section 1.60. Tangible Net Worth. The term "TANGIBLE NET WORTH" means, as of the date of determination, the amount equal to: (a) the BORROWER'S net worth as of December 31, 1999, as determined in accordance with G.A.A.P. and as set forth in the BORROWER'S audited fiscal year-end financial statements delivered to the LENDER; plus (b) ninety percent (90%) of the BORROWER'S pre-tax income (if such income is positive) for the period between January 1, 2000 and the date of determination; plus (c) SUBORDINATED DEBT; minus (d) intangible assets of the BORROWER; and minus (e) the gain on the sale of assets of the BORROWER outside of the ordinary course of business at any time after December 31, 1999 (including, but not limited to, the gain from the sale of the virtual production line in January, 2000).

         Section 1.61.  Termination  Event. The term "TERMINATION  EVENT" means:
(a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, but not including any such event for which the 30-day notice requirement has been waived by applicable regulation; (b) the withdrawal of the BORROWER or an ERISA AFFILIATE of the BORROWER from a GUARANTEED PENSION PLAN during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA; (c) the filing of a notice of intent to terminate a GUARANTEED PENSION PLAN or the treatment of a GUARANTEED PENSION PLAN amendment as a termination under Section 4041 of ERISA; (d) the institution of proceedings to terminate a GUARANTEED PENSION PLAN by the Pension Benefit Guaranty Corporation; (e) the withdrawal or partial withdrawal of the BORROWER or an ERISA AFFILIATE of the BORROWER from a MULTIEMPLOYER PLAN; or (f) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any GUARANTEED PENSION PLAN.

                                    ARTICLE 2
                                  TERMS OF LOAN

         Section 2.1. Agreement To Extend Revolving Loan. Subject to the terms and conditions stated herein, the LENDER agrees to extend the REVOLVING LOAN to the BORROWER. The LENDER shall advance proceeds of the REVOLVING LOAN to the BORROWER by depositing into the COMMERCIAL ACCOUNT or in accordance with such other procedures as may be agreed to between the LENDER and the BORROWER, such sums as the BORROWER may request, provided that the aggregate outstanding principal balance of the REVOLVING LOAN shall never exceed at any time the MAXIMUM REVOLVING LOAN AMOUNT. The BORROWER shall not request or permit any advance of proceeds of the REVOLVING LOAN which would cause the aggregate amount of advances made to or for the BORROWER and outstanding under the LOAN DOCUMENTS to exceed the MAXIMUM REVOLVING LOAN AMOUNT. In the event that the principal balance outstanding under the REVOLVING LOAN ever exceeds the MAXIMUM REVOLVING LOAN AMOUNT, the BORROWER shall immediately, upon the demand of the LENDER, reduce the principal balance of the REVOLVING LOAN to an amount which is not in excess of the MAXIMUM REVOLVING LOAN AMOUNT. Any termination of the REVOLVING LOAN by the LENDER shall relieve the LENDER of the LENDER'S obligation to lend money or to make financial accommodations to or for the BORROWER and the BORROWER'S accounts, and shall in no way release, terminate, discharge or excuse the BORROWER from its absolute duty to pay or perform the OBLIGATIONS.

              Section 2.1.1. Conditions Precedent To Each Advance. The obligation of the LENDER to make any advances under the REVOLVING LOAN, including the initial advance, shall be subject to each of the following conditions precedent:

                   a . No Defaults Or Events Of Default. No event shall have occurred on or prior to such date and be continuing on such date, and no condition shall exist on such date, which constitutes a DEFAULT or EVENT OF DEFAULT.

                   b . Continuing Accuracy Of Representations And Warranties. Each of the representations and warranties made by or on behalf of the BORROWER and the GUARANTORS to the LENDER in the LOAN DOCUMENTS shall be true and correct in all material respects when made and shall be deemed to be repeated as true, accurate and complete as of the date of the BORROWER'S request for each advance.

                   c . Receipt Of Reports. The LENDER shall be in receipt of all reports, financial statements, financial information and financial disclosures required by the LOAN DOCUMENTS, except to the extent that the LENDER has waived the receipt thereof.

                   d . No Illegalities. It shall not be unlawful for the LENDER to perform any of the agreements or obligations imposed upon the LENDER by any of the LOAN DOCUMENTS or for the BORROWER to perform any of its agreements or obligations as provided by the LOAN DOCUMENTS.

                   e . No Material Adverse Event. No MATERIAL ADVERSE EVENT shall have occurred and be then continuing.

              Section 2.1.2. Interest And Lender's Records. All sums advanced under the REVOLVING LOAN shall be evidenced by, and shall be repaid with interest in accordance with, the provisions of the REVOLVING NOTE, the terms and conditions of which are incorporated herein by reference. The date and amounts of each advance made by the LENDER and each payment made by the BORROWER shall be recorded by the LENDER on the books and records of the LENDER, but any failure to record such dates or amounts shall not relieve the BORROWER of its duties and obligations under the LOAN DOCUMENTS. Interest accrued upon the REVOLVING LOAN shall be computed on outstanding balances as reflected on the LENDER'S books and records.

              Section 2.1.3. Commitment Fee. For each calendar year or portion thereof during which the REVOLVING LOAN is in existence and has not been terminated, until the termination of the REVOLVING LOAN, the BORROWER shall pay to the LENDER a commitment fee of one-half of one percent (.5%) per annum on that sum obtained by subtracting the average daily disbursed principal balance of the REVOLVING LOAN during such calendar year or portion thereof from the DOLLAR CAP. The commitment fee shall be payable monthly in arrears, on the first day of each succeeding month or on the last day of a portion of a month commencing with the first of such payments to be made on March 1, 2000. The commitment fee is not to be considered a fee being paid by the BORROWER to the LENDER as an inducement to the LENDER to make advances, nor shall it be considered to modify or limit the ability of the LENDER to terminate in accordance with the provisions of this AGREEMENT the ability of the BORROWER to borrow under the REVOLVING LOAN, but is instead intended as part of the compensation which is earned by the LENDER for agreeing to provide the REVOLVING LOAN in accordance with the terms of the LOAN DOCUMENTS.

              Section 2.1.4. Facility Fee. The BORROWER shall pay to the LENDER on or before CLOSING a non-refundable and unconditional facility fee of Ten Thousand Dollars ($10,000.00), which shall be the absolute property of the LENDER upon payment. The facility fee shall not be considered to be a payment of any of the LENDER'S expenses incurred in connection with the REVOLVING LOAN and shall be paid independent of the amount of proceeds of the REVOLVING LOAN ultimately advanced to the BORROWER, even if that amount is less than the stated principal amount of the REVOLVING LOAN.

              Section 2.1.5. Monitoring Fee. The BORROWER shall pay to the LENDER a monthly monitoring fee of One Thousand Dollars ($1,000.00) for each calendar month or portion thereof during which the REVOLVING LOAN is in existence and has not been terminated, until the termination of the REVOLVING LOAN. The monitoring fee shall be payable monthly in arrears, on the first day of each succeeding month or on the last day of a portion of a month commencing with the first of such payments to be made on March 1, 2000.

              Section 2.1.6. Term. All sums due under the REVOLVING LOAN shall be paid in full on March 1, 2003.

              Section 2.1.7. Purpose. The proceeds of the REVOLVING LOAN shall be used by the BORROWER solely for refinancing existing debt and funding the general working capital needs of the BORROWER.

         Section 2.2. Letters Of Credit.

              Section 2.2.1. Issuance Of Letters Of Credit. The LENDER may in its discretion issue LETTERS OF CREDIT as requested by the BORROWER, provided that no DEFAULT or EVENT OF DEFAULT has occurred and is continuing and provided that the aggregate amount of all LETTERS OF CREDIT issued and outstanding and any reimbursement obligations owed to the LENDER arising out of any LETTERS OF CREDIT do not exceed Two Hundred Thousand Dollars ($200,000.00). No LETTER OF CREDIT shall have an expiry date which occurs after the stated maturity date or termination date of either of the LOANS. Any amounts paid by the LENDER in connection with any LETTER OF CREDIT shall be treated as an advance of proceeds of the REVOLVING LOAN, shall be secured by all of the COLLATERAL, and shall bear interest (including the default rate of interest) and be payable at the same rate and in the same manner as the REVOLVING LOAN.

              Section 2.2.2. Rights And Remedies Of The Lender. In the event that, coincident with or subsequent to the occurrence of, and during the continuance of, a DEFAULT or an EVENT OF DEFAULT, the LENDER becomes aware of the possibility of a draw, or enforcement of the LENDER'S obligations, under a

LETTER OF CREDIT, the LENDER, at its option, may, but shall not be required to, pay the BORROWER'S obligations to the beneficiary or holder of such LETTER OF CREDIT directly to such beneficiary or holder, and, in such event, the amount of any such payment made by the LENDER shall be treated for all purposes and shall have the same force and effect as if such amount had been loaned by the LENDER to the BORROWER as an advance of proceeds of the REVOLVING LOAN, shall be secured by all of the COLLATERAL and shall bear interest and be payable at the same rate (including the default rate of interest) and in the same manner as the REVOLVING LOAN. If any LETTER OF CREDIT is drawn upon to discharge any obligation of the BORROWER to the beneficiary of such LETTER OF CREDIT, in whole or in part, the LENDER shall be fully subrogated to the rights of such beneficiary with respect to the obligations owed by the BORROWER to such beneficiary discharged with the proceeds of the LETTER OF CREDIT.

              Section 2.2.3. Indemnification. The BORROWER unconditionally and irrevocably agrees to indemnify the LENDER and to hold the LENDER harmless from any and all losses, claims or liabilities arising from any transactions or occurrences relating to LETTERS OF CREDIT issued, established, opened or accepted for the account of the BORROWER, and any drafts or acceptances thereunder, and all OBLIGATIONS incurred in connection therewith, other than losses, claims or liabilities arising from the gross negligence or wanton misconduct of the LENDER.

              Section 2.2.4. Reimbursement Obligations. The BORROWER agrees to reimburse the LENDER on the day of drawing (or upon such later date as the BORROWER receives notice of the payment of the presented draft by the LENDER) upon any LETTER OF CREDIT (either with the proceeds of the REVOLVING LOAN obtained hereunder or otherwise) in same day funds in the amount of the drawing. If the BORROWER fails to reimburse the LENDER as provided herein or as provided in any separate letter of credit application agreements or other LOAN DOCUMENTS, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the highest interest rate (including the default rate of interest) applicable to the REVOLVING LOAN. The BORROWER'S reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the BORROWER may claim or have against the LENDER, the beneficiary of the LETTER OF CREDIT or any other PERSON, including, without limitation, any defense based on any failure of the BORROWER to receive consideration or the legality, validity, regularity or unenforceability of the LETTER OF CREDIT or any irregularities in the presentment of the draft presented upon the LETTER OF CREDIT.

              Section 2.2.5. Fees, Charges And Other Terms. The BORROWER shall pay to the LENDER such issuance, amendment, extension and other fees as the LENDER quotes from time to time with respect to each LETTER OF CREDIT, and shall execute such applications, reimbursement agreements, or other documents as the LENDER requires from time to time with respect to the issuance, extension, amendment, or any other requested or required action concerning a LETTER OF CREDIT.

         Section 2.3. Capital Adequacy. If the LENDER determines at any time that the adoption or implementation of any CAPITAL ADEQUACY REQUIREMENT, or the compliance therewith by the LENDER or any corporation or other PERSON controlling the LENDER, affects the amount of capital to be maintained by the LENDER or any PERSON controlling the LENDER as a result of its obligations hereunder, or reduces the effective rate of return on the LENDER'S or such controlling PERSON'S capital to a level below that which the LENDER or such controlling PERSON would have achieved but for such CAPITAL ADEQUACY REQUIREMENT as a consequence of its obligations hereunder (taking into consideration the LENDER'S or such controlling PERSON'S policies with respect to capital adequacy), then after submission by the LENDER to the BORROWER of a written request therefor and a statement of the basis for such determination, the BORROWER shall pay to the LENDER such additional amounts as will compensate the LENDER or the controlling PERSON for the cost of maintaining the increased capital or for the reduction in the rate of return on capital, together with interest thereon at the highest rate of interest then in effect under the NOTE from the date the LENDER requests such additional amounts until those amounts are paid in full.

         Section 2.4. Payments. All payments received by the LENDER which are to be applied to reduce the OBLIGATIONS shall be credited to the balances due from the BORROWER pursuant to the normal and customary practices of the LENDER, but shall be provisional and shall not be considered final unless and until such payment is not subject to avoidance under any provision of the United States Bankruptcy Code, as amended, including Sections 547 and 550, or any state law governing insolvency or creditors' rights. If any payment is avoided or set aside under any provision of the United States Bankruptcy Code, including Sections 547 and 550, or any state law governing insolvency or creditors' rights, the payment shall be considered not to have been made for all purposes of this AGREEMENT and the LENDER shall adjust its records to reflect the fact that the avoided payment was not made and has not been credited against the OBLIGATIONS. The BORROWER irrevocably authorizes the LENDER to automatically debit from either the COMMERCIAL ACCOUNT or the COLLATERAL ACCOUNT all sums owed by the BORROWER to the LENDER under the LOAN and the LOAN DOCUMENTS when and as such sums are due and payable.

         Section 2.5. Advancements. If the BORROWER fails to perform any of its agreements or covenants contained in this AGREEMENT or if the BORROWER fails to protect or preserve the COLLATERAL or the status and priority of the security interest of the LENDER in the COLLATERAL, the LENDER may make advances to perform the same on behalf of the BORROWER to protect or preserve the COLLATERAL or the status and priority of the security interest of the LENDER in the COLLATERAL, and all sums so advanced shall immediately upon advance become secured by the security interests granted in this AGREEMENT, and shall become part of the principal amount owed to the LENDER with interest to be assessed at the applicable rate thereon and subject to the terms and provisions of this AGREEMENT and all of the LOAN DOCUMENTS. The BORROWER shall repay on demand all sums so advanced on the BORROWER'S behalf, plus all expenses or costs incurred by the LENDER, including reasonable legal fees, with interest thereon at the highest rate authorized in the NOTE. The provisions of this Section shall not be construed to prevent the institution of the rights and remedies of the LENDER upon the occurrence of an EVENT OF DEFAULT. The authorization contained in this
Section is not intended to impose any duty or obligation on the LENDER to perform any action or make any advancement on behalf of the BORROWER and is intended to be for the sole benefit and protection of the LENDER.

         Section 2.6. Termination. In the event the BORROWER repays the REVOLVING LOAN with the intention of making no further borrowings under the REVOLVING LOAN (which intention shall be presumed if the BORROWER has not made any borrowings under the REVOLVING LOAN for six (6) consecutive months) at any time prior to March 1, 2003, the BORROWER shall pay a termination fee of Twenty Thousand Dollars ($20,000.00)

                                    ARTICLE 3
                          SECURITY FOR THE OBLIGATIONS

         The payment, performance and satisfaction of the OBLIGATIONS shall be secured by the following assurances of payment and security.

         Section 3.1. Grant Of Security Interest. In order to secure the repayment and performance of all OBLIGATIONS, both currently existing and arising in the future, the BORROWER grants to the LENDER an immediate and continuing security interest in and to the COLLATERAL. The BORROWER further pledges, hypothecates and grants to the LENDER a continuing security interest in and to, all amounts that may be owing at any time and from time to time by the LENDER to the BORROWER in any capacity, including but not limited to any balance or share belonging to the BORROWER of any deposit or other account with the LENDER, which security interest shall be independent of and in addition to any right of set-off to which the LENDER may be entitled. The LENDER shall have the right to require the BORROWER to pledge and grant a security interest to the LENDER in such additional security as the LENDER may request from time to time in the event that the LENDER deems itself to be insecure.

         Section 3.2. Proceeds And Products. The LENDER'S security interests provided for herein shall apply to the proceeds, including but not limited to insurance proceeds, and the products of the COLLATERAL.

         Section 3.3. Priority Of Security Interests. Each of the security interests, pledges, and liens granted by the BORROWER to the LENDER pursuant to any of the LOAN DOCUMENTS shall be perfected first priority security interests, pledges, and liens.

         Section 3.4. Future Advances. The security interests, liens, and pledges granted by the BORROWER to the LENDER pursuant to the LOAN DOCUMENTS shall secure all current and all future advances made by the LENDER to the BORROWER, or for the account or benefit of the BORROWER, and the LENDER may advance or readvance upon repayment by the BORROWER all or any portion of the sums loaned to the BORROWER and any such advance or readvance shall be fully secured by the security interests, liens, and pledges created by the LOAN DOCUMENTS.

         Section 3.5. Receivable Collections. The BORROWER shall deposit into the COMMERCIAL ACCOUNT, immediately upon receipt thereof, all cash, checks, drafts, and other instruments for the payment of money, properly endorsed, which have been received by the BORROWER in full or partial payment of any RECEIVABLE; provided, the BORROWER shall, if requested in writing by the LENDER at any time, deposit or cause to be deposited into the COLLECTION ACCOUNT all of such items of payment immediately upon receipt thereof. Prior to any such deposit by the BORROWER into either the COMMERCIAL ACCOUNT or the COLLECTION ACCOUNT, as the case may be, the BORROWER will not commingle such items of payment with any of its other funds or property but will hold them separate and apart. Upon the written request of the LENDER the BORROWER shall instruct all of its ACCOUNT DEBTORS to make all payments on the BORROWER'S RECEIVABLES to a post office box in which the LENDER alone shall have sole access ("LOCK BOX"). If payment of the BORROWER'S RECEIVABLES is paid into the LOCK BOX the LENDER shall, on each BUSINESS DAY, withdraw the items of payment from the LOCK BOX and deposit them into either the COLLECTION ACCOUNT or the COMMERCIAL ACCOUNT, as determined by the LENDER. The LENDER, from time to time, shall apply all of the collected funds held in the COLLECTION ACCOUNT toward payment of all or any part of the OBLIGATIONS, whether or not then due, in such order of application as the LENDER may determine. The LENDER shall have no obligation to provide any provisional or other credit for any deposited funds which are not collected funds free of any rights of return.

         Section 3.6. Collection Of Receivables By Lender. The LENDER shall have the right during any continuing DEFAULT or EVENT OF DEFAULT to send notices of assignment or notices of the LENDER'S security interest to any and all ACCOUNT DEBTORS or any third party holding or otherwise concerned with any of the COLLATERAL, and thereafter the LENDER shall have the sole right to collect the RECEIVABLES and to take possession of the COLLATERAL and RECORDS relating thereto. All of the LENDER'S collection expenses shall be charged to the BORROWER'S accounts and added to the OBLIGATIONS. During any continuing DEFAULT or EVENT OF DEFAULT the LENDER shall have the right to receive, indorse, assign and deliver in the LENDER'S name or the BORROWER'S name any and all checks, drafts and other instruments for the payment of money relating to the RECEIVABLES, and the BORROWER hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. If the LENDER is collecting the RECEIVABLES, the BORROWER hereby constitutes the LENDER or the LENDER'S designee as its attorney-in-fact with power with respect to the RECEIVABLES: (a) to indorse its name upon all notes, acceptances, checks, drafts, money orders or other evidences of payment of COLLATERAL that may come into the LENDER'S possession; (b) to sign its name on any invoices relating to any of the RECEIVABLES, drafts against ACCOUNT DEBTORS, assignments and verifications of RECEIVABLES and notices to ACCOUNT DEBTORS; (c) to send verifications of RECEIVABLES to any ACCOUNT DEBTOR; (d) to notify the Post Office to change the address for delivery of mail addressed to it to such address as the LENDER may designate; (e) to receive and open all mail addressed to it and to remove therefrom all cash, checks, drafts and other payments of money; and (f) to do all other acts and things necessary, proper, or convenient to carry out the terms and conditions and purposes and intent of this AGREEMENT. All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law in accordance with this AGREEMENT, with the exception of acts arising from actual fraud or gross and wanton negligence. The power of attorney hereby granted, being coupled with an interest, is irrevocable while any of the OBLIGATIONS remain unpaid. The LENDER, without notice to or consent from the BORROWER, may sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms, any of the RECEIVABLES or any securities, instruments or insurances applicable thereto or release the obligor thereon. The LENDER is authorized and empowered to accept the return of the goods represented by any of the RECEIVABLES, without notice to or consent by the BORROWER, all without discharging or in any way affecting the liability of the BORROWER under the LOAN DOCUMENTS. The LENDER does not, by anything herein or in any assignment or otherwise, assume any of the obligations of the BORROWER under any contract or agreement assigned to the LENDER, and the LENDER shall not be responsible in any way for the performance by the BORROWER of any of the terms and conditions thereof.

         Section 3.7. Maintenance Of Principal Accounts. As further security for the OBLIGATIONS, the BORROWER shall maintain its principal transaction accounts with the LENDER.

         Section 3.8. Further Assurances. The BORROWER will, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the LENDER may request from time to time in order: (a) to perfect and protect the security interests to be created hereby; (b) to enable the LENDER to exercise and enforce its rights and remedies hereunder in respect of the COLLATERAL; or (c) otherwise to effect the purposes of this AGREEMENT, including, without limitation: (i) upon the BORROWER'S acquisition thereof, delivering to the LENDER each item of CHATTEL PAPER of the BORROWER, (ii) if any RECEIVABLES are evidenced by an INSTRUMENT delivering and pledging to the LENDER such INSTRUMENT duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the LENDER, (iii) executing and filing such financing statements or amendments thereto as may be necessary or desirable or that the LENDER may request in order to perfect and preserve the security interests purported to be created hereby, (iv) upon the acquisition after the date hereof by the BORROWER of any EQUIPMENT covered by a certificate of title or ownership, cause the LENDER to be listed as the lienholder on such certificate of title and within sixty (60) days of the acquisition thereof deliver evidence of the same to the LENDER, and (v) upon the acquisition after the date hereof of any asset for which an assignment, pledge, mortgage, or other document is required to be filed in order to grant or perfect a lien therein for the benefit of the LENDER, execute and deliver to the LENDER such assignment, pledge, mortgage, or other INSTRUMENT within thirty (30) days of the acquisition thereof. If the BORROWER fails to execute any instrument or document described above within five (5) BUSINESS DAYS of being requested to do so by the LENDER, the BORROWER hereby appoints the LENDER or any officer of the LENDER as the BORROWER'S attorney in fact for purposes of executing such instruments or documents in the BORROWER'S name, place and stead, which power of attorney shall be considered as coupled with an interest and irrevocable.

         Section 3.9. Fair Labor Standards Act. As further security for the OBLIGATIONS, the BORROWER shall comply in all material respects with the Fair Labor Standards Act of 1938, as amended.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         To induce the LENDER to extend the LOAN and to enter into this AGREEMENT, the BORROWER makes the representations and warranties set forth in this Article 4. The BORROWER acknowledges the LENDER'S justifiable right to rely upon these representations and warranties.

         Section 4.1. Accuracy Of Information. All information submitted by or on behalf of the BORROWER in connection with any of the OBLIGATIONS is true, accurate and complete in all material respects as of the date made and contain no knowingly false, incomplete or misleading statements.

         Section 4.2. No Litigation. There are no actions, suits, investigations, or proceedings pending or, to the knowledge of the BORROWER, threatened against the BORROWER or the assets of the BORROWER, except as specifically disclosed on Schedule 4.2 attached hereto.

         Section 4.3. No Liability Or Adverse Change. The BORROWER has no direct or contingent liability known to the BORROWER and not previously disclosed to the LENDER, nor does the BORROWER know of or have any reason to expect any material adverse change in the BORROWER'S assets, liabilities, properties, business, or condition, financial or otherwise.

         Section 4.4. Title To Collateral. The BORROWER has good and marketable title to the COLLATERAL. The liens granted by the BORROWER to the LENDER in the COLLATERAL will have the priority required by the LOAN DOCUMENTS.

         Section 4.5. Authority; Approvals And Consents.

              Section 4.5.1. Authority. The BORROWER has the legal authority to enter into each of the LOAN DOCUMENTS and to perform, observe and comply with all of the BORROWER'S agreements and obligations thereunder, including, without limitation the borrowings contemplated hereby.

              Section 4.5.2. Approvals. The execution and delivery by the BORROWER of each of the LOAN DOCUMENTS, the performance by the BORROWER of all of its agreements and obligations under the LOAN DOCUMENTS, and the borrowings contemplated by this AGREEMENT, have been duly authorized by all necessary action on the part of the BORROWER and do not and will not (i) contravene any

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provision of the organizational  documents of the BORROWER;  (ii) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien upon any of the property of the BORROWER under any agreement, trust deed, indenture, mortgage or other instrument to which the BORROWER is a party or by which the BORROWER or any property of the BORROWER is bound or affected (except for liens created for the benefit of the LENDER); (iii) violate or contravene any provision of any LAW, rule or regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System) or any order, ruling or interpretation thereunder or any decree, order of judgment of any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to the BORROWER); or (iv) require any waivers, consents or approvals by any of the creditors of the BORROWER.

              Section 4.5.3. Consents. Other than filings and recordings required to perfect the security interests and liens granted hereunder, no approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency is required for the execution and delivery by the BORROWER of the LOAN DOCUMENTS or for the performance by the BORROWER of any of the agreements and obligations thereunder.

         Section 4.6. Binding Effect Of Documents, Etc. Each of the LOAN DOCUMENTS which the BORROWER has executed and delivered as contemplated and required to be executed and delivered as of the date of CLOSING by this AGREEMENT, has been duly executed and delivered by the BORROWER and is the legal, valid and binding obligation of the BORROWER and is enforceable against the BORROWER in accordance with all stated terms.

         Section 4.7. Other Names. The BORROWER has not changed its name, been the surviving entity in a merger, or changed the location of its chief executive office within the last twelve (12) years, except as is disclosed on Schedule 4.7 attached hereto. The BORROWER does not trade under any trade or fictitious names except as set forth on Schedule 4.7.

         Section 4.8. No Events Of Default. There is not currently existing any action, event, or condition which presently constitutes a DEFAULT or an EVENT OF DEFAULT

         Section 4.9. Taxes. The BORROWER: (a) has filed all federal, state and local tax returns and other reports which the BORROWER is required by LAW to file prior to the date hereof and which are material to the conduct of the business of the BORROWER; (b) has paid or caused to be paid all taxes, assessments and other governmental charges that are due and payable prior to the date hereof; and (c) has made adequate provision for the payment of such taxes, assessments or other charges accruing but not yet payable. The BORROWER has no knowledge of any deficiency or additional assessment in connection with any taxes, assessments or charges not provided for on the BORROWER'S books of account or reflected in the BORROWER'S financial statements.

         Section 4.10. Compliance With Laws. The BORROWER has complied in all material respects with all applicable LAWS, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; and (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business.

         Section 4.11. Chief Place Of Business. The chief executive office, chief place of business, and the place where the BORROWER keeps its RECORDS concerning the COLLATERAL is set forth on Schedule 4.11 attached hereto.

         Section 4.12. Location Of Inventory. The INVENTORY is and shall be kept solely at the BORROWER'S locations set forth on Schedule 4.12 attached hereto, and shall not be moved, sold or otherwise disposed of without prior notification to the LENDER, except for sales of INVENTORY to ACCOUNT DEBTORS in the ordinary course of the BORROWER'S business. None of the INVENTORY is stored with or in the possession of any bailee, warehouseman, or other similar PERSON, except as specifically disclosed on Schedule 4.12 attached hereto.

         Section 4.13. No Subsidiaries. The BORROWER has no SUBSIDIARIES, except as specifically disclosed on Schedule 4.13 attached hereto.

         Section 4.14. No Labor Agreements. The BORROWER is not subject to any collective bargaining agreement or any agreement, contract, decree or order requiring it to recognize, deal with or employ any PERSONS organized as a collective bargaining unit or other form of organized labor.

         Section 4.15. Eligible Accounts. Each ACCOUNT which the BORROWER contends should be included in the calculation of the BORROWING BASE from time to time will be an ELIGIBLE ACCOUNT. At the time each ELIGIBLE ACCOUNT is listed on or included in (whether singularly or in the aggregate with other ELIGIBLE ACCOUNTS) a schedule or report delivered to the LENDER to be included in the calculation of the BORROWING BASE, all of such ELIGIBLE ACCOUNTS will have been generated in compliance with the BORROWER'S normal credit policies as historically in effect (or as modified from time to time on prior written notice of the LENDER), or on such other reasonable terms disclosed in writing to the LENDER in advance of the creation of such ACCOUNTS, and such terms shall be expressly set forth on the face of all invoices.

         Section  4.16.  Approvals.   The  BORROWER  possesses  all  franchises,
approvals, licenses, contracts, merchandising agreements, merchandising contracts and governmental approvals, registrations and exemptions necessary for it lawfully to conduct its business and operation as presently conducted and as anticipated to be conducted after CLOSING.

         Section 4.17. Financial Statements. The financial statements of the BORROWER which have been delivered to the LENDER prior to the date of this AGREEMENT, fairly present the financial condition of the BORROWER as of the respective dates thereof and the results and operations of the BORROWER for the fiscal periods ended on such respective dates, all in accordance with G.A.A.P. The BORROWER has no direct or contingent liability or obligation known to the BORROWER and not disclosed on the financial statements delivered to the LENDER or disclosed on Schedule 4.17 hereto. There has been no adverse change in the financial condition of the BORROWER since the audited financial statements of the BORROWER dated December 31, 1998, and the BORROWER does not know of or have any reason to expect any material adverse change in the assets, liabilities, properties, business, or condition, financial or otherwise, of the BORROWER.

         Section 4.18. Solvency. The BORROWER will be SOLVENT both before and after CLOSING, after giving full effect to the OBLIGATIONS and all of the BORROWER'S liabilities.

         Section 4.19. Fair Labor Standards Act. The BORROWER has complied in all material respects with the Fair Labor Standards Act of 1938, as amended.

         Section 4.20. Employee Benefit Plans.

              Section 4.20.1. Compliance. The BORROWER and its ERISA AFFILIATES are in compliance in all material respects with all applicable provisions of ERISA and the regulations thereunder and of the CODE with respect to all EMPLOYEE BENEFIT PLANS.

              Section 4.20.2. Absence Of Termination Event. No TERMINATION EVENT has occurred or is reasonably expected to occur with respect to any GUARANTEED PENSION PLAN.

              Section 4.20.3. Actuarial Value. The actuarial present value (as defined in Section 4001 of ERISA) of all benefit commitments (as defined in
Section 4001 of ERISA) under each GUARANTEED PENSION PLAN does not exceed the assets of that plan.

              Section 4.20.4. No Withdrawal Liability. Neither the BORROWER nor any of its ERISA AFFILIATES has incurred or reasonably expects to incur any withdrawal liability under ERISA in connection with any MULTIEMPLOYER PLANS.

         Section 4.21. Environmental Conditions.

              Section 4.21.1. Existence Of Permits. The BORROWER has obtained all legally required permits, licenses, variances, clearances and all other necessary approvals (collectively, the "EPA PERMITS") for use of the FACILITIES and the operation and conduct of its business from all applicable federal, state, and local governmental authorities, utility companies or development-related entities including, but not limited to, any and all appropriate Federal or State environmental protection agencies and other county or city departments, public water works and public utilities in regard to the use of the FACILITIES, the operation and conduct of its business, and the handling, transporting, treating, storage, disposal, discharge, or RELEASE of REGULATED SUBSTANCES, if any, into, on or from the environment (including, but not limited to, any air, water, or soil).

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
              Section 4.21.2. Compliance With Permits. Each issued EPA PERMIT is in full force and effect, has not expired or been suspended, denied or revoked, and is not under challenge by any PERSON. The BORROWER is in compliance in all material aspects with each issued EPA PERMIT.

              Section 4.21.3. No Litigation. Neither the BORROWER nor any of the FACILITIES are subject to any private or governmental litigation, or to the knowledge of the BORROWER, threatened litigation, lien or judicial or administrative notice, order or action involving the BORROWER or any of the FACILITIES relating to REGULATED SUBSTANCES or environmental problems, impairments or liabilities.

              Section 4.21.4. No Releases. To the best knowledge of the BORROWER, there has been no RELEASE into, on or from any of the FACILITIES and no REGULATED SUBSTANCES are located on or have been treated, stored, processed, disposed of, handled or transported to or from, any of the FACILITIES in violation of any ENVIRONMENTAL LAWS. To the best knowledge of the BORROWER, no REGULATED SUBSTANCES have been treated, stored, disposed, RELEASED, located, discharged, possessed, managed, processed, or otherwise handled in the operation or conduct of the BORROWER'S business in violation of any ENVIRONMENTAL LAWS. The BORROWER has complied in all material respects with all ENVIRONMENTAL LAWS affecting the FACILITIES and the BORROWER'S businesses.

              Section 4.21.5. Transportation. The BORROWER does not transport, in any manner, any REGULATED SUBSTANCES except in the ordinary course of the BORROWER'S business in material compliance with all ENVIRONMENTAL LAWS.

              Section 4.21.6. No Violation Notices. The BORROWER has not received any notices that any REGULATED SUBSTANCES transported from any FACILITY have been disposed of in violation of any ENVIRONMENTAL LAWS.

              Section 4.21.7. No Notice Of Violations. The BORROWER has not received written notice of any circumstances which would be likely to result in any obligation under any ENVIRONMENTAL LAW to investigate or remediate any REGULATED SUBSTANCES in, on or under any of the FACILITIES.

                                    ARTICLE 5
                              AFFIRMATIVE COVENANTS

         The BORROWER agrees during the term of this AGREEMENT and while any OBLIGATIONS are outstanding and unpaid to do and perform each of the acts and promises set forth in this Article 5:

         Section 5.1. Payment. All OBLIGATIONS shall be paid in full when and as due.

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
         Section 5.2. Insurance. The BORROWER shall obtain and maintain such insurance coverages as are reasonable, customary and prudent for businesses engaged in activities similar to the business activities of the BORROWER. Without limitation to the foregoing, the BORROWER shall maintain for all of its assets and properties, whether real, personal, or mixed and including but not limited to the COLLATERAL, fire and extended coverage casualty insurance in amounts satisfactory to the LENDER and sufficient to prevent any co-insurance liability (which amount shall be the full insurable value of the assets and properties insured unless the LENDER in writing agrees to a lesser amount), naming the LENDER as sole loss payee with respect to the COLLATERAL, with insurance companies and upon policy forms containing standard mortgagee clauses which are acceptable to and approved by the LENDER. The BORROWER shall submit to the LENDER the originals of the casualty insurance policies and paid receipts evidencing payment of the premiums due on the same. The casualty insurance policies shall be endorsed so as to make them noncancellable unless thirty (30) days prior notice of cancellation is provided to the LENDER. The proceeds of any insured loss shall be applied by the LENDER to the OBLIGATIONS, in such order of application as determined by the LENDER, unless the LENDER in its sole discretion permits the use thereof to repair or replace damaged or destroyed COLLATERAL.

         Section 5.3. Books And Records. The BORROWER shall notify the LENDER in writing if the BORROWER modifies or changes its method of accounting or enters into, modifies, or terminates any agreement presently existing, or at any time hereafter entered into with any third party accounting firm for the preparation and/or storage of the BORROWER'S accounting records.

         Section 5.4. Collection Of Accounts; Sale Of Inventory. The BORROWER shall only collect its RECEIVABLES and sell its INVENTORY in the ordinary course of the BORROWER'S business.

         Section 5.5. Notice Of Litigation And Proceedings. The BORROWER shall give prompt notice to the LENDER of any action, suit, citation, violation, direction, notice or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the BORROWER, or the assets or properties thereof, which, if determined adversely to the BORROWER: (a) could require the BORROWER to pay over more than Fifty Thousand Dollars ($50,000.00) or deliver assets the value of which exceeds that sum (whether or not the claim is considered to be covered by insurance); or (b) could reasonably be expected to have a material adverse effect upon the financial condition or business operations of the BORROWER.

         Section 5.6. Payment Of Liabilities To Third Persons. The BORROWER shall pay when and as due, or within applicable grace periods, all liabilities due to third persons, except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor being set aside by the BORROWER.

         Section 5.7. Notice Of Change Of Business Location. The BORROWER shall notify the LENDER thirty (30) days in advance of: (a) any change in the location of its existing offices or place of business; (b) the establishment of any new, or the discontinuation of any existing, place of business; and (c) any change in

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
or addition to the locations at which the COLLATERAL is kept. Prior to moving any COLLATERAL to any location not owned by the BORROWER (other than deliveries to ACCOUNT DEBTORS of sold or leased items), the BORROWER shall obtain and deliver to the LENDER an agreement, in form and substance acceptable to the LENDER, pursuant to which the owner of such location shall: (a) subordinate any rights which it may have, or thereafter may obtain, in any of the COLLATERAL to the rights and security interests of the LENDER in the COLLATERAL; and (b) allow the LENDER access to the COLLATERAL in order to remove the COLLATERAL from such location. In the event any COLLATERAL is stored with a warehousemen or other bailee, and the COLLATERAL is evidenced by a negotiable document of title, the BORROWER shall immediately deliver the document of title to the LENDER.

         Section 5.8. Payment Of Taxes. The BORROWER shall pay or cause to be paid when and as due all taxes, assessments and charges or levies imposed upon it or on any of its property or which it is required to withhold and pay over to the taxing authority or which it must pay on its income, except where contested in good faith, by appropriate proceedings and at its own cost and expense; provided, however, that the BORROWER shall not be deemed to be contesting in good faith by appropriate proceedings unless: (a) such proceedings operate to prevent the taxing authority from attempting to collect the taxes, assessments or charges; (b) the COLLATERAL is not subject to sale, forfeiture or loss during such proceedings; (c) the BORROWER'S contest does not subject the LENDER to any claim by the taxing authority or any other person; (d) the BORROWER establishes appropriate reserves, satisfactory to the LENDER in its sole discretion, for the payment of all taxes, assessments, charges, levies, legal fees, court costs and other expenses for which the BORROWER would be liable if unsuccessful in the contest; (e) the BORROWER prosecutes the contest continuously to its final conclusion; and (f) at the conclusion of the proceedings, the BORROWER promptly pays all amounts determined to be payable, including but not limited to all taxes, assessments, charges, levies, legal fees and court costs.

         Section 5.9. Inspections Of Records. The BORROWER shall permit representatives of the LENDER access to the BORROWER'S places of business, at intervals and at such times as determined by the LENDER, to inspect the COLLATERAL and to review and make extracts from or photocopies of the books and records of the BORROWER. The BORROWER agrees to pay to the LENDER the audit fees and other expenses incurred by the LENDER in connection with such inspections.

         Section 5.10. Notice Of Events Affecting Collateral; Compromise Of Receivables; Returned Or Repossessed Goods. The BORROWER shall promptly report to the LENDER: (a) any reclamation, return or repossession of goods; (b) all claims or disputes asserted by any ACCOUNT DEBTOR or other obligor involving in excess of Fifty Thousand Dollars ($50,000.00); and (c) all matters materially affecting the value, enforceability or collectibility of any of the COLLATERAL. Without the LENDER'S consent, the BORROWER shall not compromise or adjust any of the RECEIVABLES which have been included by the BORROWER in the determination of the BORROWING BASE, extend the time for payment thereof, or grant any additional discounts, allowances or credits thereon; provided, however, that the BORROWER may grant, in the ordinary course of business, to any party obligated on any of the RECEIVABLES, any rebate, refund, or adjustment to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, sale, or lease of which shall have given rise to such RECEIVABLES. If any goods, the sale of which has resulted in RECEIVABLES included in determining the BORROWING BASE, are returned by the ACCOUNT DEBTOR for credit or repossessed by the BORROWER, the BORROWER shall receive and hold such goods as trustee for the LENDER and as additional security for the payment of the OBLIGATIONS, and make disposition thereof as required by the LENDER.

         Section 5.11. Documentation Of Collateral. The BORROWER agrees that upon the request of the LENDER, the BORROWER will provide the LENDER with: (a) written statements or schedules identifying and describing the COLLATERAL, and all additions, substitutions, and replacements thereof, in such detail as the LENDER may require; (b) copies of ACCOUNT DEBTORS' invoices or billing statements; (c) evidence of shipment or delivery of goods or merchandise to or performance of services for ACCOUNT DEBTORS; and (d) such other schedules and information as the LENDER reasonably may require. The items to be provided under this Section shall be in form satisfactory to the LENDER and are to be executed and delivered to the LENDER from time to time solely for the LENDER'S convenience in maintaining RECORDS of the COLLATERAL. The failure of the BORROWER to give any of such items to the LENDER shall not affect, terminate, modify or otherwise limit the LENDER'S security interests in the COLLATERAL. The LENDER shall have the right, at any time and from time to time, to verify the eligibility of the BORROWER'S RECEIVABLES, including obtaining verification of the RECEIVABLES directly from ACCOUNT DEBTORS.

         Section 5.12. Reporting Requirements. The BORROWER shall submit the following items to the LENDER:

              Section 5.12.1. Receivables And Accounts Payable Reports. On or before the tenth (10th) day of each calendar month: (i) a RECEIVABLES report and aging; and (ii) an accounts payable report and aging, both in form reasonably acceptable to the LENDER and containing such information as the LENDER may specify from time to time. Such reports shall be accompanied by such reports, copies of sales journals, remittance reports, and other documentation as the LENDER may reasonably request from time to time.

              Section 5.12.2. Borrowing Base Report. Once each calendar week, or more frequently if requested by the LENDER, a collateral and loan report in such form and context as may be specified by the LENDER from time to time.

              Section 5.12.3. Quarterly Financial Statements. As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three quarters of each FISCAL YEAR, the BORROWER shall submit to the LENDER a consolidated and consolidating balance sheet of the BORROWER and its SUBSIDIARIES as of the end of such quarter, a consolidated and consolidating statement of income and retained earnings of the BORROWER and its SUBSIDIARIES for the period commencing at the end of the previous FISCAL YEAR and ending with the end of such quarter, and a consolidated and consolidating statement of cash flow of the BORROWER and its SUBSIDIARIES for the portion of the FISCAL YEAR ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the previous FISCAL YEAR and all prepared in accordance with G.A.A.P. and certified by the chief financial officer of the BORROWER (subject to year-end adjustments).

              Section 5.12.4. Monthly Financial Statements. As soon as available and in any event within thirty (30) calendar days after the end of each calendar month, the BORROWER shall submit to the LENDER a consolidated and consolidating balance sheet of the BORROWER and its SUBSIDIARIES as of the end of such month and a consolidated and consolidating statement of income and retained earnings of the BORROWER and its SUBSIDIARIES for such month, and a consolidated and consolidating statement of cash flow of the BORROWER and its SUBSIDIARIES for such month, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the previous FISCAL YEAR and all prepared in accordance with G.A.A.P. and certified by the Chief Financial Officer of the BORROWER (subject to year-end adjustment).

                  Section 5.12.5. Annual Financial Statements. As soon as available and in any event within ninety (90) calendar days after the end of each FISCAL YEAR of the BORROWER, the BORROWER shall submit to the LENDER a consolidated and consolidating balance sheet of the BORROWER and its SUBSIDIARIES as of the end of such FISCAL YEAR and a consolidated and consolidating statement of income and retained earnings of the BORROWER and its SUBSIDIARIES for such FISCAL YEAR, and a consolidated and consolidating statement of cash flow of the BORROWER and its SUBSIDIARIES for such FISCAL YEAR, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the prior FISCAL YEAR and all prepared in accordance with G.A.A.P. and accompanied by an audited opinion thereon acceptable to the LENDER by independent accountants selected by the BORROWER and acceptable to the LENDER.

                  Section 5.12.6. SEC And Other Filings. Within five (5) days after the sending, filing, or receipt thereof, copies of: (a) all financial statements, reports, notices and proxy statements that the BORROWER sends to its shareholders; and (b) all regular, periodic and special reports, registration statements and prospectuses that the BORROWER renders to or files with the
Securities And Exchange Commission or any national securities exchange, including without limitation each of the Forms 10-K and 10-Q filed by the BORROWER with the Securities And Exchange Commission.

              Section 5.12.7. Management Letters. Promptly upon receipt thereof, the BORROWER shall submit to the LENDER copies of any reports submitted to the BORROWER or any SUBSIDIARY by independent certified public accountants in connection with the examination of the financial statements of the BORROWER or any SUBSIDIARY made by such accountants.

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              Section  5.12.8.  Certificates  Of No Default.  Within thirty (30)
calendar days after the end of each of the quarters of each FISCAL YEAR of the BORROWER, the BORROWER shall submit to the LENDER a certificate of the chief financial officer of the BORROWER in the form of Exhibit 5.12.8 attached hereto, certifying that: (i) there exists no DEFAULT or EVENT OF DEFAULT, or if a DEFAULT or an EVENT OF DEFAULT exists, specifying the nature thereof, the period of existence thereof and what action the BORROWER proposes to take with respect thereto; (ii) no material adverse change in the condition, financial or otherwise, business, property or results of operations of the BORROWER has occurred since the previous certificate was sent to the LENDER by the BORROWER or, if any such change has occurred, specifying the nature thereof and what action the BORROWER has taken or proposes to take with respect thereto; (iii) all insurance premiums then due have been paid; (iv) all taxes then due have been paid or, for those taxes which have not been paid, a statement of the taxes not paid and a description of the BORROWER'S rationale therefor; (v) no litigation, investigation or proceedings, or injunction, writ or restraining order is pending or threatened or, if any such litigation, investigation, proceeding, injunction, writ or order is pending, describing the nature thereof; and (vi) stating whether or not the BORROWER is in compliance with the covenants in this AGREEMENT, including a calculation of the financial covenants in the schedule attached to such officers' certificates in form satisfactory to the LENDER.

              Section 5.12.9. Reports To Other Creditors. Promptly after the furnishing thereof, the BORROWER shall submit to the LENDER copies of any statement or report furnished to any other PERSON pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the LENDER pursuant to any other provisions of this AGREEMENT.

              Section 5.12.10. Management Changes. The BORROWER shall notify the LENDER immediately of any changes in the personnel holding the positions of either President or Chief Financial Officer of the BORROWER.

              Section 5.12.11. General Information. In addition to the items set forth in subparagraphs 5.12.1 through 5.12.10 above, the BORROWER agrees to submit to the LENDER such other information respecting the condition or operations, financial or otherwise, of the BORROWER as the LENDER may reasonably request from time to time.

         Section 5.13. Employee Benefit Plans And Guaranteed Pension Plans. The BORROWER will, and will cause each of its ERISA AFFILIATES to: (a) comply with all requirements imposed by ERISA and the CODE, applicable from time to time to any of its GUARANTEED PENSION PLANS or EMPLOYEE BENEFIT PLANS; (b) make full payment when due of all amounts which, under the provisions of EMPLOYEE BENEFIT PLANS or under applicable LAW, are required to be paid as contributions thereto;
(c) not permit to exist any material accumulated funding deficiency, whether or not waived; (d) file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any of its EMPLOYEE BENEFITS PLANS; (e) make any payments to MULTIEMPLOYER PLANS required to be made under any agreement relating to such MULTIEMPLOYER PLANS, or under any LAW pertaining thereto; (f) not amend or otherwise alter any GUARANTEED PENSION PLAN if the effect would be to cause the actuarial present value of all benefit commitments

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
under any GUARANTEED PENSION PLAN to be less than the current value of the assets of such GUARANTEED PENSION PLAN allocable to such benefit commitments;
(g) furnish to all participants, beneficiaries and employees under any of the EMPLOYEE BENEFIT PLANS, within the periods prescribed by LAW, all reports, notices and other information to which they are entitled under applicable LAW; and (h) take no action which would cause any of the EMPLOYEE BENEFIT PLANS to fail to meet any qualification requirement imposed by the CODE. As used in this Section, the term "accumulated funding deficiency" has the meaning specified in
Section 302 of ERISA and Section 412 of the CODE, and the terms "actuarial present value", "benefit commitments" and "current value" have the meaning specified in Section 4001 of ERISA.

         Section 5.14. Maintenance Of Fixed Assets. The BORROWER shall maintain and preserve all of its fixed assets in a state of good and efficient working order.

         Section 5.15. Consignments. The BORROWER shall advise the LENDER of all PERSONS to whom it has consigned or assigned INVENTORY for sale or distribution, and the location of the INVENTORY subject to any such consignment or assignment arrangement. The BORROWER shall: (a) duly and properly file financing statements in all applicable places of public record with respect to each of such consignments or assignments, which filings shall comply with Section 9-114 of the 1972 version of the Uniform Commercial Code and with all other requirements necessary for the BORROWER to protect its interests therein under applicable
LAWS; (b) supply the LENDER with prior evidence of such filing and with a financing statement, judgment and tax lien search in the name of the consignee or assignee in all applicable places of public record; and (c) provide written notification to any holder of any security interests in the inventory of the consignee or assignee who has filed a financing statement before the BORROWER files its financing statement, which notice shall state that the BORROWER expects to deliver goods or assignments, shall describe the goods by item or type and which notification shall be received by any such holder within five (5) years before the consignee receives possession of the goods and at five (5) year intervals thereafter.

         Section 5.16. Federal Assignment Of Claims Act. The BORROWER shall notify the LENDER if any RECEIVABLE arises out of a contract with the United States of America, or any department, agency or instrumentality thereof, and shall execute all documents or instruments and shall take all steps or actions required by the LENDER so that all monies due or to become due under such contract are assigned to the LENDER and notice given thereof to the United States in accordance with the requirements of the Federal Assignment of Claims Act, as amended.

         Section 5.17. Compliance With Laws. The BORROWER shall comply in all material respects with all applicable LAWS, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business; and (d) the obtaining and maintenance of all necessary licenses, franchises, permits and governmental approvals, registrations and

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exemptions necessary to engage in its business.  Without limiting the generality of the preceding Section, the BORROWER shall: (i) comply in all material respects with, and ensure such compliance by all tenants and subtenants, if any, with, all applicable ENVIRONMENTAL LAWS and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable ENVIRONMENTAL LAWS; (ii) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under ENVIRONMENTAL LAWS, and promptly comply with all lawful orders and directives of any governmental authority regarding ENVIRONMENTAL LAWS; and (iii) defend, indemnify and hold harmless the LENDER, and its employees, agents, officers and directors, from and
against  any  claims,  demands,  penalties,  fines,  liabilities,   settlements,
damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any ENVIRONMENTAL LAWS applicable to the operations of the BORROWER, or any orders, requirements or demands of
governmental  authorities  related  thereto,   including,   without  limitation,
reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. The BORROWER agrees to promptly notify the LENDER of any RELEASE of a REGULATED SUBSTANCE on, to or from any FACILITY in violation of any ENVIRONMENTAL LAWS or of any notice received by the BORROWER that the BORROWER or any FACILITY is not in compliance with any ENVIRONMENTAL LAWS.

         Section 5.18. Tangible Net Worth. The BORROWER shall maintain a TANGIBLE NET WORTH of not less than: (a) Two Million Dollars ($2,000,000.00) as of March 31, 2000; (b) Two Million Six Hundred Thousand Dollars ($2,600,000.00) as of June 30, 2000; (c) Three Million Four Hundred Thousand Dollars
($3,400,000.00) as of September 30, 2000; (d) Four Million Eight Hundred Thousand Dollars ($4,800,000.00) as of December 31, 2000 and as of the last day of each calendar quarter after December 31, 2000.

         Section 5.19. EBITDA. The BORROWER shall have an EBITDA of not less than: (a) One Hundred Thousand Dollars ($100,000.00) for the three (3) month period ending March 31, 2000; (b) One Hundred Thousand Dollars ($100,000.00) for the four (4) month period ending April 30, 2000; (c) Two Hundred Thousand Dollars ($200,000.00) for the five (5) month period ending May 31, 2000; (d) Seven Hundred Thousand Dollars ($700,000.00) for the six (6) month period ending June 30, 2000; (e) Eight Hundred Thousand Dollars ($800,000.00) for the seven
(7) month period ending July 31, 2000; (f) One Million Two Hundred Thousand Dollars ($1,200,000.00) for the eight (8) month period ending August 31, 2000;
(g) Two Million Dollars ($2,000,000.00) for the nine (9) month period ending September 30, 2000; (h) Two Million Five Hundred Thousand Dollars ($2,500,000.00) for the ten (10) month period ending October 31, 2000; (i) Three Million Dollars ($3,000,000.00) for the eleven (11) month period ending November 30, 2000; (j) Four Million Dollars ($4,000,000.00) for the twelve (12) month period ending December 31, 2000; and (k) Four Million Dollars ($4,000,000.00) for each twelve (12) month period ending on the last day of a calendar month after December 31, 2000.

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
         Section 5.20. Interest Coverage Ratio. The BORROWER shall maintain an INTEREST COVERAGE RATIO of not less than: (a) 1.0 to 1.0 for the three (3) month period ending March 31, 2000; (b) 2.0 to 1.0 for the six (6) month period ending June 30, 2000; (c) 5.0 to 1.0 for the nine (9) month period ending September 30, 2000; (d) 5.0 to 1.0 for the twelve (12) month period ending December 31, 2000; and (e) 5.0 to 1.0 for each twelve (12) month period ending on the last day of a fiscal quarter after December 31, 2000.

                                    ARTICLE 6
                               NEGATIVE COVENANTS

         The BORROWER covenants while any OBLIGATIONS are outstanding and unpaid not to do or to permit to be done or to occur any of the acts or occurrences set forth in this Article 6 without the prior written authorization of the LENDER.

         Section 6.1. No Change Of Name, Merger, Etc. The BORROWER shall not change its name or enter into any merger, consolidation, reorganization or recapitalization.

         Section 6.2. No Sale Or Transfer Of Assets. The BORROWER shall not sell, transfer, lease or otherwise dispose of all or any part of the COLLATERAL, or all or any part of any of its other assets, except that: (a) INVENTORY may be sold to ACCOUNT DEBTORS in the ordinary course of the BORROWER'S business; and
(b) whether or not there is a DEFAULT,  the BORROWER  may use the "MONEY  MARKET
FUNDS" to pay (i) up to Three Hundred Thousand Dollars ($300,000.00) of the expenses relating to the sale of the BORROWER'S virtual production line, and
(ii) up to Eight Hundred Thousand Dollars  ($800,000.00) in final payment of the note issued in connection with the acquisition of the assets of Scitex Digital Video, Inc. As used herein, the term "MONEY MARKET FUNDS" means the monies held by the BORROWER in Account Number 1890670308 at Comerica Bank.

         Section 6.3. No Encumbrance Of Assets. The BORROWER shall not mortgage, pledge, grant or permit to exist a security interest in or lien upon any of its assets of any kind, now owned or hereafter acquired, except for PERMITTED LIENS.

         Section 6.4. No Indebtedness. The BORROWER shall not incur, create, assume, or permit to exist any INDEBTEDNESS except: (a) the OBLIGATIONS; and (b) INDEBTEDNESS secured by PERMITTED LIENS.

         Section 6.5. Restricted Payments. The BORROWER shall not make any RESTRICTED PAYMENTS.

         Section 6.6. Transactions With Affiliates. The BORROWER shall not make any contract for the purchase of any items from any AFFILIATE or the performance of any services (including employment services) by any AFFILIATE, unless such contract is on terms which fairly represent generally available terms to be obtained in transactions of a similar nature with independent third PERSONS.

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
         Section 6.7. Loans, Investments And Sale-Leasebacks. The BORROWER shall not make any advance, loan, investment, or material acquisition of assets or enter into any sale-leaseback transactions.

         Section 6.8. No Acquisition Of Equity In Or Assets Of Third Persons. The BORROWER shall not acquire any equity interests in, or all or substantially all of the assets of, any PERSON.

         Section 6.9. No Assignment. The BORROWER shall not assign or attempt to assign its rights under this AGREEMENT.

         Section 6.10. No Alteration Of Structure Or Operations. The BORROWER shall not amend or change materially its capital structure or its line or scope of business, nor shall it engage in business ventures other than those in which it is presently engaged.

         Section 6.11. Unpermitted Uses Of Loan Proceeds. The BORROWER shall not use any part of the proceeds of the LOAN hereunder for any purpose which constitutes a violation of, or is inconsistent with, regulations of the Board of Governors of the Federal Reserve System, including without limitation, the purchase or carrying of (or refinancing of indebtedness originally incurred to purchase or carry) margin securities.

         Section 6.12. Long Term Contracts. The BORROWER shall not enter into any management contract, employment contract, consulting contract, non-competition contract, service contract or the like, having a term in excess of thirteen (13) months or requiring the payment of any monies by the BORROWER on a date occurring more than thirteen (13) months after the date of such contract with any AFFILIATE.

         Section 6.13. Changes In Fiscal Year. The BORROWER shall not change its FISCAL YEAR.

         Section 6.14. Limitation On Issuance Of Equity Interests. The BORROWER shall not issue or sell any equity interest in the BORROWER that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be: (a) convertible or exchangeable into a liability of the BORROWER; or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due.

         Section 6.15. Capital Expenditures. The BORROWER shall not make any CAPITAL EXPENDITURES in excess of: (a) Three Hundred Fifty Thousand Dollars ($350,000.00) in the aggregate during the three (3) month period ending March 31, 2000; (b) Six Hundred Thousand Dollars ($600,000.00) in the aggregate during the six (6) month period ending June 30, 2000; (c) Seven Hundred Fifty Thousand Dollars ($750,000.00) in the aggregate during the nine (9) month period ending September 30, 2000; (d) Nine Hundred Thousand Dollars ($900,000.00) in the

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
aggregate during the twelve (12) month period ending December 31, 2000; or (e) Nine Hundred Thousand Dollars ($900,000.00) in the aggregate during any twelve
(12) month period ending on the last day of a fiscal quarter after December 31, 2000.

                                    ARTICLE 7
                                EVENTS OF DEFAULT

         Subject to the notice and cure provisions set forth in Section 7.16, the occurrence of any of the following events shall constitute an EVENT OF DEFAULT.

         Section 7.1. Failure To Pay. The failure by the BORROWER to pay any of the OBLIGATIONS when and as due.

         Section 7.2. Violation Of Covenants. The failure by the BORROWER to perform or a violation of any of the covenants or agreements provided in this AGREEMENT or in any of the other LOAN DOCUMENTS.

         Section  7.3.   Representation   Or   Warranty.   The  failure  of  any
representation or warranty made by the BORROWER to be true in any material respect, as of the date made.

         Section 7.4. Default Under Loan Documents. A breach of or default by the BORROWER under the terms, covenants, and conditions set forth in any other LOAN DOCUMENT.

         Section 7.5. Cross-Default. A breach of or default under the terms, covenants, or conditions of any agreement, loan, guaranty, or other transaction of the BORROWER with the LENDER or with any other lender.

         Section 7.6. Judgments. The BORROWER shall suffer final judgments for the payment of money aggregating in excess of Fifty Thousand Dollars ($50,000.00) and shall not discharge the same within a period of thirty (30) days unless, pending further proceedings, execution has not been commenced or if commenced has been effectively stayed.

         Section 7.7. Levy By Judgment Creditor. A judgment creditor of the BORROWER shall obtain possession of any of the COLLATERAL by any means, including but not limited to levy, distraint, replevin or self-help, and the BORROWER shall not remedy same within thirty (30) days thereof; or a writ of garnishment is served on the LENDER relating to any of the accounts of the BORROWER maintained by the LENDER.

         Section 7.8. Failure To Pay Liabilities. The BORROWER shall fail to pay any of its debts, in any material amount, due any third PERSON and such failure shall continue beyond any applicable grace period, unless the applicable BORROWER holds a good faith defense to payment and has set aside reasonable reserves for the payment thereof.

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
         Section 7.9. Involuntary Insolvency Proceedings. The institution of involuntary INSOLVENCY PROCEEDINGS against the BORROWER and the failure of any such INSOLVENCY PROCEEDINGS to be dismissed before the earliest to occur of: (a) the date which is ninety (90) days after the institution of such INSOLVENCY PROCEEDINGS; (b) the entry of any order for relief in the INSOLVENCY PROCEEDING or any order adjudicating the BORROWER insolvent; or (c) the impairment (as to validity, priority or otherwise) of any security interest or lien of the LENDER in any of the COLLATERAL.

         Section 7.10. Voluntary Insolvency Proceedings. The commencement by the BORROWER of INSOLVENCY PROCEEDINGS.

         Section 7.11. Material Adverse Event. The occurrence of a MATERIAL ADVERSE EVENT.

         Section 7.12. ERISA. If any TERMINATION EVENT shall occur and as of the date thereof or any subsequent date, the sum of the various liabilities of the BORROWER and its ERISA AFFILIATES (such liabilities to include, without limitation, any liability to the Pension Benefit Guaranty Corporation (or any successor thereto) or to any other party under Sections 4062, 4063, or 4064 of ERISA or any other provision of LAW and to be calculated after giving effect to the tax consequences thereof) resulting from or otherwise associated with such event exceeds Fifty Thousand Dollars ($50,000.00); or the BORROWER or any of its ERISA AFFILIATES as an employer under any MULTIEMPLOYER PLAN shall have made a complete or partial withdrawal from such MULTIEMPLOYER PLANS and the plan sponsors of such MULTIEMPLOYER PLANS shall have notified such withdrawing employer that such employer has incurred a withdrawal liability requiring a payment in an amount exceeding Fifty Thousand Dollars ($50,000.00).

         Section 7.13. Transfer Of Equity Interests. The transfer of any equity interests in the BORROWER from the ownership existing as of CLOSING, the dissolution of the BORROWER, the pledge of any equity interests of the BORROWER except to the LENDER, or the issuance of additional equity interests in the BORROWER which issuance has the effect of diluting the existing interests of the existing equity holders in the BORROWER.

         Section 7.14. Indictment Of Borrower. The indictment of the BORROWER for a felony under any federal, state or other LAW.

         Section 7.15. Injunction. The issuance of any injunction against the BORROWER which enjoins or restrains the BORROWER from continuing to conduct any material part of the BORROWER'S business affairs.

         Section 7.16. Notice And Cure Rights. Notwithstanding any provision to the contrary set forth in any of the LOAN DOCUMENTS, an EVENT OF DEFAULT shall not be deemed to have occurred with respect to: (a) the failure to pay a monetary amount due to the LENDER pursuant to the terms of the LOAN DOCUMENTS until five (5) calendar days after the LENDER has forwarded notice of such failure to pay to the BORROWER and the BORROWER has failed to pay such unpaid

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
amount; and (b) with respect to the violation of any other covenant or requirement of the LOAN DOCUMENTS, excepting the specific provisions of this AGREEMENT excluded in the next succeeding sentence of this Section, until after the LENDER has forwarded notice of such violation to the BORROWER and the BORROWER has failed to correct such violation within thirty (30) calendar days after the date of the sending of such notice. A violation of any of the following Sections of this AGREEMENT shall immediately constitute an EVENT OF DEFAULT without the BORROWER having any notice or cure rights: Sections 7.3, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.13, and 7.15.

                                    ARTICLE 8
                      RIGHTS AND REMEDIES ON THE OCCURRENCE
                             OF AN EVENT OF DEFAULT

         Section 8.1. Lender's Specific Rights And Remedies. In addition to all other rights and remedies provided by LAW and the LOAN DOCUMENTS, upon the occurrence of any EVENT OF DEFAULT, the LENDER may: (a) accelerate and call immediately due and payable all or any part of the OBLIGATIONS; (b) seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in the LOAN DOCUMENTS, whether or not a remedy at law exists or is adequate; and (c) exercise any rights of a secured creditor under the Uniform Commercial Code, as adopted and amended in Maryland, including the right to take possession of the COLLATERAL without the use of judicial process or hearing of any kind and the right to require the BORROWER to assemble the COLLATERAL at such place as the LENDER may specify.

         Section 8.2. Automatic Acceleration. Upon the occurrence of an EVENT OF DEFAULT as described in Sections 7.9 or 7.10 of this AGREEMENT, the OBLIGATIONS shall be automatically accelerated and due and payable without any notice, demand or action of any type on the part of the LENDER.

         Section 8.3. Sale Of Collateral. In addition to any other remedy provided herein, upon the occurrence of an EVENT OF DEFAULT, the LENDER, in a commercially reasonable fashion, may sell at public or private sale or otherwise realize upon, in Baltimore, Maryland, or elsewhere, the whole or, from time to time, any part of all COLLATERAL which is personal property, or any interest which the BORROWER may have therein. Pending any such action, the LENDER may collect and liquidate the COLLATERAL. After deducting from the proceeds of sale or other disposition of such COLLATERAL all expenses, including all expenses for legal services, the LENDER shall apply such proceeds toward the satisfaction of the OBLIGATIONS. Any remainder of the proceeds after satisfaction in full of the OBLIGATIONS shall be distributed as required by applicable LAW. Notice of any sale or other disposition (other than sales or other dispositions of COLLATERAL which is perishable or threatens to decline speedily in value or of a type customarily sold on a recognized market) shall be given to the BORROWER not less than ten (10) calendar days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the COLLATERAL is to be made, which the BORROWER hereby agrees shall be commercially reasonable notice of such sale or other disposition. The BORROWER shall assemble, or shall cause to be assembled, at the BORROWER'S own expense, the COLLATERAL at such place or places as the LENDER shall designate. At any such sale or other disposition, the LENDER may, to the extent permissible under applicable law, purchase the whole or any part of the COLLATERAL, free from any right of redemption on the part of the BORROWER, which right is hereby waived and released to the extent lawfully permitted. Without limiting the generality of any of the rights and remedies conferred upon the LENDER under this Section, the LENDER may, to the full extent permitted by applicable law: (a) enter upon the premises of the BORROWER, exclude therefrom the BORROWER or any PERSON connected therewith, and take immediate possession of the COLLATERAL, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so; (b) at the LENDER'S option, use, operate, manage, and control the COLLATERAL in any lawful manner; (c) collect and receive all income, revenue, earnings, issues, and profits therefrom; and (d) maintain, alter or remove the COLLATERAL as the LENDER may determine in the LENDER'S discretion.

         Section 8.4. Letters Of Credit. Upon the request of the LENDER, at any time after the occurrence of an EVENT OF DEFAULT, the BORROWER shall immediately deposit in a cash collateral account at the LENDER, over which the LENDER has sole access, an amount equal to the aggregate then undrawn and unexpired amount of all LETTERS OF CREDIT. Amounts held in such cash collateral account shall be applied by the LENDER to the payment of drafts drawn under LETTERS OF CREDIT, and the unused portion thereof after all LETTERS OF CREDIT shall have expired or been fully drawn upon shall be applied to repay the other OBLIGATIONS. After all LETTERS OF CREDIT shall have expired or have been fully drawn upon and all other OBLIGATIONS shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the BORROWER. In the event the BORROWER fails to deposit into the cash collateral account an amount equal to the then undrawn and unexpired amount of all LETTERS OF CREDIT, the LENDER shall be authorized to deposit into such cash collateral account proceeds from the liquidation of the COLLATERAL until the balance in such account equals the aggregate then undrawn and unexpired amount of all LETTERS OF CREDIT.

         Section 8.5. Remedies Cumulative. The rights and remedies provided in this AGREEMENT and in the other LOAN DOCUMENTS or otherwise under applicable LAWS shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.

                                    ARTICLE 9
                          GENERAL CONDITIONS AND TERMS

         Section 9.1. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the BORROWER, and shall be independent of any defense or any rights of set-off, recoupment or counterclaim which the BORROWER might otherwise have against the LENDER. The BORROWER shall pay the payments of the principal and interest to be made upon the OBLIGATIONS, free of any deductions and without abatement, diminution or set-off other than those herein expressly provided. Until such time as the OBLIGATIONS have been fully paid and performed, the BORROWER shall not: (a) suspend or discontinue any payments required by the LOAN DOCUMENTS; and (b) fail to perform and observe all of the BORROWER'S covenants and agreements set forth in the LOAN DOCUMENTS.

         Section 9.2. Indemnity. The BORROWER agrees to defend, indemnify and hold harmless the LENDER and the entities affiliated with the LENDER and all of the LENDER'S and its affiliated entities' employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered in connection with any claim, investigation, litigation or other proceeding (whether or not the LENDER or an affiliated entity is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with any LOAN DOCUMENT, including without limitation reasonable attorneys' and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. Notwithstanding any termination of this AGREEMENT or payment and performance of the OBLIGATIONS, the indemnities provided for herein shall continue in full force and effect and shall protect all of the above-described PERSONS against events arising after such termination, payment or performance as well as before.

         Section 9.3. Lender Expenses. All LENDER EXPENSES shall be paid by the BORROWER, whether incurred prior to or after CLOSING, such that the subject transactions shall at all times be cost free to the LENDER.

         Section 9.4. Authorization To Obtain Financial Information. The BORROWER hereby irrevocably authorizes its accounting firm to provide the LENDER from time to time with such information as may be requested by the LENDER, and hereby authorizes the LENDER to contact directly such accounting firm in order to obtain such information.

         Section 9.5. Incorporation; Construction Of Inconsistent Provisions. The terms and conditions of the LOAN DOCUMENTS are incorporated by reference and made a part hereof, as if fully set forth herein. In the event of any inconsistency between this AGREEMENT and any other LOAN DOCUMENT, such inconsistency shall be construed, interpreted, and resolved so as to benefit the LENDER, independent of whether this AGREEMENT or another LOAN DOCUMENT controls, and the LENDER'S election of which interpretation or construction is for the LENDER'S benefit shall govern.

         Section 9.6. Waivers. The LENDER at any time or from time to time may waive all or any rights under this AGREEMENT or any other LOAN DOCUMENT, but any waiver or indulgence by the LENDER at any time or from time to time shall not constitute a future waiver of performance or exact performance by the BORROWER.

         Section 9.7. Continuing Obligation Of Borrower. The terms, conditions, and covenants set forth herein and in the LOAN DOCUMENTS shall survive CLOSING and shall constitute a continuing obligation of the BORROWER during the course of the transactions contemplated herein. The security interests, liens and other security provided by this AGREEMENT shall remain in effect so long as any OBLIGATION, whether direct or contingent, is outstanding, unpaid or unsatisfied.

         Section 9.8. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

         Section 9.9. Submission To Jurisdiction; Venue; Actions Against Lender. For purposes of any action, in law or in equity, which is based directly or indirectly on this AGREEMENT, any other LOAN DOCUMENT or any matter related to this AGREEMENT or any other LOAN DOCUMENT, including any action for recognition or enforcement of any of the LENDER'S rights under the LOAN DOCUMENTS or any judgment obtained by the LENDER in respect thereof, the BORROWER hereby:

              Section 9.9.1. Jurisdiction. Irrevocably submits to the non-exclusive general jurisdiction of the courts of the State of Maryland and, if a basis for federal jurisdiction exists at any time, the courts of the United States of America for the District of Maryland.

              Section 9.9.2. Venue. Agrees that venue shall be proper in the Circuit Court for Baltimore City, Maryland, the Circuit Court for any county in the state of Maryland, as selected by the LENDER, and, if a basis for federal jurisdiction exists, the courts of the United States of America for the District of Maryland.

              Section 9.9.3. Waiver Of Objections To Venue. Waives any right to object to the maintenance of any suit in any of the courts specified in Section
9.9.2 above on the basis of improper venue or convenience of forum. The BORROWER further agrees that it shall not institute any suit or other action against the LENDER, in law or in equity, which is based directly or indirectly on this AGREEMENT, any other LOAN DOCUMENT or any matter related to this AGREEMENT or any other LOAN DOCUMENT, in any court other than a court specified in Section
9.9.2 above; provided, that in any instance in which there is then pending a suit instituted by the LENDER against the BORROWER in a court other than a court specified in Section 9.9.2 above, the BORROWER may file in such suit any counterclaim which it has against the LENDER but only if such counterclaim is a compulsory counterclaim and would be barred if not filed as a counterclaim in such suit. The BORROWER agrees that any suit brought by it against the LENDER not in accordance with this paragraph should be forthwith dismissed or transferred to a court specified in Section 9.9.2 above.

         Section  9.10.  Notices.  Any notice  required  or  permitted  by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the LENDER or the BORROWER at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the LENDER or the BORROWER. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

         If to the LENDER:          THE PROVIDENT BANK
                                          One East Fourth Street, 249A
                                          Cincinnati, Ohio 45202
                                          Attn: Jose V. Garde, Vice President
                                          Facsimile: (513) 639-1588

         If to the BORROWER:        ACCOM, INC.
                                          1490 O'Brien Drive
                                          Menlo Park, California 94025
                                          Attn: Don McCauley, CFO
                                          Facsimile: _____________________

         With A Courtesy Copy To:   Gibson, Dunn & Crutcher LLP
                                          1530 Page Mill Road
                                          Palo Alto, California 94304-1125
                                          Attn.: Gregory Toll Davidson
                                          Fax No.: (____) _______________

The failure of the LENDER to send the above courtesy copy shall not impair the effectiveness of notice given to the BORROWER in the manner provided herein.

         Section 9.11. Participations. The LENDER reserves the right to assign all or any portion of its interests in any of the OBLIGATIONS or the LOAN DOCUMENTS or to participate with other lending institutions any of the OBLIGATIONS and the LOAN DOCUMENTS on such terms and at such times as the LENDER may determine from time to time, all without any consent thereto or notice thereof to the BORROWER. The BORROWER hereby grants to each participating lending institution, to the full extent of the OBLIGATIONS, the right to set off deposit accounts maintained by the BORROWER with such institution, and the BORROWER agrees to pay the LENDER EXPENSES of any such participating lending institution which arise or are incurred as a result of the occurrence of an EVENT OF DEFAULT.

         Section 9.12. Miscellaneous Provisions. The parties agree that: (a) this AGREEMENT shall be effective as of the date first above written, independent of the date of execution or delivery hereof; (b) this AGREEMENT shall be binding upon the parties and their successors and assigns, contains the final and entire agreement and understanding of the parties, and may neither be amended or altered except by a writing signed by the parties; (c) time is strictly of the essence of this AGREEMENT; (d) as used herein, the singular includes the plural and the plural includes the singular, the use of any gender applies to all genders; (e) the captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT; (f) a carbon, photographic, photocopy or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement; (g) this AGREEMENT may be delivered by facsimile, and a facsimile of any party's signature to this AGREEMENT shall be deemed an original signature for all purposes; and (h) this AGREEMENT may be executed in several counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same document.

         Section 9.13. Waiver Of Trial By Jury. Each party to this AGREEMENT agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this AGREEMENT or any other LOAN DOCUMENT or which in any way relates, directly or indirectly, to the OBLIGATIONS or any event, transaction, or occurrence arising out of or in any way connected with any of the OBLIGATIONS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

         IN WITNESS WHEREOF, the LENDER and the BORROWER have duly executed this AGREEMENT under seal as of the date first above written.

WITNESS/ATTEST:                         THE PROVIDENT BANK,
                                        An Ohio Chartered Banking Institution



                                        By: /s/ J.DAVID KOMMALAN     (SEAL)
                                            --------------------
                                            J. David Kommalan,
                                            Vice President



                                        ACCOM, INC.,
                                        A Delaware Corporation



                                        By: /s/ DONALD K. MCCAULEY    (SEAL)
-------------------------------             ----------------------
                                            Donald K. McCauley,
                                            Senior Vice President and CFO

                                  Schedule 1.48

                                 Permitted Liens

                                  Schedule 4.2

                               Pending Litigation

Niaid Environmental Corporation v. Accom, Inc. and Does 1 to 50, inclusive Case No. 409220 filed on June 1, 1999 in the Superior Court of the State of California, County of San Mateo

                                  Schedule 4.7

                                   Other Names

                               Accom of California


                              Merged Into Borrower

                                Axial Corporation
                           Scitex Digital Video, Inc.

                                  Schedule 4.11


                             Chief Place Of Business

                               1490 O'Brien Drive,
                          Menlo Park, California 94025

                               Collateral Records

                               1490 O'Brien Drive,
                          Menlo Park, California 94025

                          431 Crown Point Circle, #150
                         Grass Valley, California 95945

                                  Schedule 4.12

                              Location Of Inventory

                               1490 O'Brien Drive,
                          Menlo Park, California 94025

                          431 Crown Point Circle, #150
                         Grass Valley, California 95945

                                  Schedule 4.13

                                  Subsidiaries

                                Accom Europe Ltd.
                            Accom International, Inc.
                           Accom Virtual Studio, Inc.
                               Accom Asia-Pacific

                                  Schedule 4.17

Liabilities And Obligations Not Disclosed In Financial Statements

Baltimore, Maryland                                                $2,000,000.00
February 10, 2000

                         REVOLVING LOAN PROMISSORY NOTE

         FOR VALUE RECEIVED, the undersigned, ACCOM, INC., a Delaware corporation ("BORROWER"), promises to pay to the order of THE PROVIDENT BANK, an Ohio Chartered Banking Institution, ("LENDER"), at the LENDER'S offices at One East Fourth Street, Cincinnati, Ohio 45202 or at such other places as the holder of this Promissory Note may from time to time designate, the principal sum of Two Million Dollars ($2,000,000.00), or so much as may have been advanced to the BORROWER as proceeds of the "REVOLVING LOAN," as such term is defined and described in the Loan And Security Agreement ("AGREEMENT") of even date herewith between the LENDER and the BORROWER, together with interest thereon at the rate or rates hereafter specified until paid in full and any and all other sums which may be owing to the holder of this Promissory Note by the BORROWER pursuant to this Promissory Note. The following terms shall apply to this Promissory Note.

1. Interest Rate. Interest shall accrue on the unpaid principal balance of this Promissory Note until paid in full at the annual fluctuating rate of interest which shall equal the rate obtained by adding One and One-Quarter percent (1.25%) to the "Prime Rate, " in effect from time to time. As used in this Promissory Note, the term "PRIME RATE" means the rate of interest announced from time to time by the LENDER as its prime commercial lending rate of interest, it being understood that such announced rate bears no inference, implication, representation, or warranty that such announced rate is charged to any particular customer or customers of the LENDER. Changes in the applicable interest rate shall be made as of the occurrence of each change in the PRIME RATE.

2. Calculation Of Interest. Interest shall be calculated on the basis of a three hundred sixty (360) days per year factor applied to the actual days on which there exists an unpaid balance hereunder.

3. Repayment. Accrued and unpaid interest, plus any then due applicable late payment charges or default interest, shall be paid in consecutive monthly payments beginning on March 1, 2000, and continuing on the first calendar day of each succeeding month until March 1, 2003, which is the final and absolute maturity date of this Promissory Note, at which time all sums due hereunder that remain unpaid, including principal, interest, charges and fees, shall be paid in full.

4. Late Payment Charge. If any payment due hereunder, including any final installment, is not received by the holder within fifteen (15) calendar days after its due date, the BORROWER shall pay a late payment charge equal to five percent (5%) of the amount then due (including both principal and interest). The late payment charge shall be due whether or not the holder declares this Promissory Note in default or accelerates and demands immediate payment of the sums due hereunder. The existence of the right by the holder to receive a late payment charge shall not constitute a grace period or provide any right in the BORROWER to make a payment other than on its due date.

5. Application Of Payments. All payments made hereunder shall be applied first to late payment charges or other sums owed to the holder, next to accrued interest, and then to principal, or in such other order or proportion as the holder, in the holder's sole discretion, may elect from time to time.

6. Prepayment. The BORROWER may prepay this Promissory Note in whole or in part at any time without premium or additional interest. All prepayments made upon the unpaid principal balance of this Promissory Note shall be applied to the unpaid principal balance in the inverse order of scheduled maturities.

7. Rights Upon Occurrence Of An Event Of Default. Upon the occurrence of an "EVENT OF DEFAULT," as such term is defined in the AGREEMENT, the holder of this Promissory Note shall have the following rights in addition to such other rights and remedies as are authorized by the AGREEMENT or otherwise available to the holder under applicable laws:

         7.1 Acceleration. The holder of this Promissory Note, in the holder's sole discretion and without notice or demand, may accelerate and declare due and immediately owing the entire unpaid principal balance plus accrued interest and all other sums payable to the holder in accordance with the terms of any of the "LOAN DOCUMENTS," as such term is defined in the AGREEMENT.

         7.2 Default Interest Rate. The holder of this Promissory Note, in the holder's sole discretion and without notice or demand, may raise the rate of interest accruing on the unpaid principal balance by two (2) percentage points above the rate of interest otherwise applicable, independent of whether the holder elects to accelerate the unpaid principal balance as a result of such default, unless prior to the imposition of the default rate of interest, the BORROWER cures such event to the satisfaction of the holder hereof. Any individual waiver of the holder's right to impose the default rate of interest shall not be considered a waiver of this section or any future right of the holder to impose the default rate of interest pursuant to this Section.

         7.3 Confession Of Judgment. The BORROWER authorizes any attorney admitted to practice before any court of record in the United States to appear on its behalf in any court in one or more proceedings, or before any clerk thereof or prothonotary or other court official, and to confess judgment against the BORROWER in favor of the holder of this Promissory Note in the full amount due on this Promissory Note (including principal, accrued interest and any and all charges, fees and costs) plus attorneys' fees equal to fifteen percent (15%) of the amount due, plus court costs, all without prior notice or opportunity of the BORROWER for prior hearing. The BORROWER agrees and consents that venue and jurisdiction shall be proper in the Circuit Court of any County of the State of Maryland or of Baltimore City, Maryland, or in the United States District Court for the District of Maryland. The BORROWER waives the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon it any right or privilege of exemption, homestead rights, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against the BORROWER shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the holder shall deem necessary, convenient, or proper. In the event that the holder receives, as a result of execution on a judgment confessed hereunder, attorneys' fees which exceed the actual legal fees incurred by the holder in connection with the unpaid balance due to the holder pursuant to this Promissory Note, then, upon full and final payment of all other sums due and owing to the holder pursuant to this Promissory Note and payment of the actual attorneys' fees incurred by the holder, the holder shall remit such excess amount of attorneys' fees to the BORROWER.

8. Expenses Of Collection And Attorneys' Fees. Should this Promissory Note be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, the BORROWER shall pay all of the holder's costs, fees and expenses, including attorneys' fees, resulting from such referral.

9. Waiver Of Defenses. In the event any one or more holders of this Promissory Note transfer this Promissory Note for value, the BORROWER agrees that all subsequent holders of this Promissory Note who take for value and without actual knowledge of a claim or defense of the BORROWER against a prior holder shall not be subject to any claims or defenses which the BORROWER may have against a prior holder, all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all rights of a holder in due course with respect to the BORROWER even though the subsequent holder may not qualify, under applicable law, absent this section, as a holder in due course. The BORROWER shall retain all rights and claims which the BORROWER may have against prior holders despite any such transfers and the waiver of defenses provided in this section as to subsequent holders.

10. Waiver Of Protest. The BORROWER, and all other parties to this Promissory Note, whether maker, indorser, or guarantor, waive presentment, notice of dishonor and protest.

11. Extensions Of Maturity. All parties to this Promissory Note, whether maker, indorser, or guarantor, agree that the maturity of this Promissory Note, or any payment due hereunder, may be extended at any time or from time to time without releasing, discharging, or affecting the liability of such party.

12.  Manner And Method Of Payment.  All payments  called for in this  Promissory
Note shall be made in lawful money of the United States of America. If made by check, draft, or other payment instrument, such check, draft, or other payment instrument shall represent immediately available funds. In the holder's discretion, any payment made by a check, draft, or other payment instrument shall not be considered to have been made until such time as the funds represented thereby have been collected by the holder. Should any payment date fall on a non-banking day, the BORROWER shall make the payment on the next succeeding banking day.

13. Maximum Rate Of Interest. Any provision contained in any of the LOAN DOCUMENTS to the contrary notwithstanding, the holder of this Promissory Note shall not be entitled to receive or collect, nor shall the BORROWER be obligated to pay, interest hereunder in excess of the maximum rate of interest permitted by the laws of any state determined to be applicable thereto or the laws of the United States of America applicable to loans in such applicable state or states, and if any provisions of this Promissory Note or of any of the other LOAN DOCUMENTS shall ever be construed or held to permit or require the charging, collection or payment of any amount of interest in excess of that permitted by such laws applicable thereto, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision. The intention of the parties is to at all times conform strictly with all applicable usury laws, and other applicable laws regulating the rates of interest which may be lawfully charged upon the credit facility evidenced by this Promissory Note. The interest to be paid in accordance with the terms of this Promissory Note shall be held subject to reduction to the amount allowed under any usury or other laws as now or hereafter construed by the courts having jurisdiction, and any sums of money paid in excess of the interest rate allowed by law shall be applied in reduction of the principal amounts owing under this Promissory Note.

14. Notices. Any notice or demand required or permitted by or in connection with this Promissory Note shall be given in the manner specified in the AGREEMENT for the giving of notices under the AGREEMENT. Notwithstanding anything to the contrary, all notices and demands for payment from the holder actually received in writing by the BORROWER shall be considered to be effective upon the receipt thereof by the BORROWER regardless of the procedure or method utilized to accomplish delivery thereof to the BORROWER.

15. Assignability. This Promissory Note may be assigned by the LENDER or any holder at any time or from time to time without notice to or consent from the BORROWER.

16. Binding Nature. This Promissory Note shall inure to the benefit of and be enforceable by the LENDER and the LENDER'S successors and assigns and any other person to whom the LENDER or any holder may grant an interest in the BORROWER'S obligations hereunder, and shall be binding and enforceable against the BORROWER and the BORROWER'S successors and assigns.

17. Invalidity Of Any Part. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

18. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this Promissory Note and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this Promissory Note and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this Promissory Note or which occurred or were to occur as a direct or indirect result of this Promissory Note having been executed.

19. Consent To Jurisdiction; Agreement As To Venue. The BORROWER irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. The BORROWER agrees that venue shall be proper in any circuit court of the State of Maryland selected by the LENDER or in the United States District Court for the District of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

20. Unconditional Obligations. The BORROWER'S obligations under this Promissory Note shall be the unconditional duty and obligation of the BORROWER and shall be independent of any rights of set-off, recoupment or counterclaim which the BORROWER might otherwise have against the holder of this Promissory Note. The BORROWER shall pay absolutely the payments of principal, interest, fees and expenses required hereunder, free of any deductions and without abatement, diminution or set-off.

21. Seal And Effective Date. This Promissory Note is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution and delivery.

22. Tense; Gender; Defined Terms; Section Headings. As used herein, the singular includes the plural and the plural includes the singular. A reference to any gender also applies to any other gender. Defined terms are entirely capitalized throughout. The section headings are for convenience only and are not part of this Promissory Note.

23. Actions Against Lender. Any action brought by the BORROWER against the LENDER which is based, directly or indirectly, on this Promissory Note or any matter in or related to this Promissory Note, including but not limited to the making of the loan evidenced hereby or the administration or collection thereof, shall be brought only in the courts of the State of Maryland. The BORROWER may not file a counterclaim against the LENDER in a suit brought by the LENDER against the BORROWER in a state other than the State of Maryland unless under the rules of procedure of the court in which the LENDER brought the action the counterclaim is mandatory, and not merely permissive, and will be considered waived unless filed as a counterclaim in the action instituted by the LENDER. The BORROWER agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by the BORROWER against the LENDER in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that Court.

24. Waiver Of Jury Trial. The BORROWER (by execution of this Promissory Note) and the LENDER (by acceptance of this Promissory Note) agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by or against the BORROWER or the LENDER, or any successor or assign of the BORROWER or the LENDER, on or with respect to this Promissory Note or any of the other LOAN DOCUMENTS, or which in any way relates, directly or indirectly, to the obligations of the BORROWER to the LENDER under this Promissory Note or any of the other LOAN DOCUMENTS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. THE BORROWER AND THE LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

         IN WITNESS WHEREOF, the BORROWER has duly executed this Promissory Note under seal as of the date first above written.

WITNESS/ATTEST:                     THE BORROWER:

                                        ACCOM, INC.
                                        A Delaware Corporation

                                        By: /s/ DONALD K. MCCAULEY   (SEAL)
----------------------------------          ----------------------
                                        Name: Donald K. McCauley
                                        Title: Senior Vice President


                        [Acknowledge on following page.]

                                 ACKNOWLEDGMENT

STATE OF Maryland, CITY/COUNTY OF Baltimore, TO WIT:

         I HEREBY CERTIFY that on this 10th day of February, 2000 before me, the undersigned Notary Public of the aforesaid State, personally appeared Donald K. McCauley, and acknowledged himself to be the Senior VP of Accom, Inc., a Delaware corporation, and that he, as such Senior VP, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of Accom, Inc. by himself as Senior VP.

         IN WITNESS MY Hand and Notarial Seal.


                                        LAURA BELL      (SEAL)
                                        ----------------
                                        NOTARY PUBLIC
My Commission Expires:

             3/1/2004